                                                                     EXHIBIT 4.2

================================================================================




                                   INDENTURE



                                    Between



                       NATIONAL SERVICE INDUSTRIES, INC.



                                      and



                            SUNTRUST BANK, ATLANTA



                        Dated as of [        ], 199[ ]




                         SUBORDINATED DEBT SECURITIES



================================================================================

                                       I

                               TABLE OF CONTENTS

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Parties...................................................................
Recitals of the Company...................................................


                                   ARTICLE I

                             Definitions and Other
                             ---------------------
                       Provisions of General Application
                       ---------------------------------

SECTION 101.  Definitions.................................................
SECTION 102.  Incorporation by Reference of Trust Indenture Act...........
SECTION 103.  Compliance Certificates and Opinions........................
SECTION 104.  Form of Documents Delivered to Trustee......................
SECTION 105.  Acts of Holders; Record Dates...............................
SECTION 106.  Notices, etc., to Trustee and Company.......................
SECTION 107.  Notice to Holders; Waiver...................................
SECTION 108.  Conflict with Trust Indenture Act...........................
SECTION 109.  Effect of Headings and Table of Contents....................
SECTION 110.  Successors and Assigns......................................
SECTION 111.  Separability Clause.........................................
SECTION 112.  Benefits of Indenture.......................................
SECTION 113.  Governing Law...............................................
SECTION 114.  Legal Holidays..............................................
SECTION 115.  Corporate Obligation........................................
SECTION 116.  Counterpart Originals.......................................

                                  ARTICLE II

                                Security Forms
                                --------------

SECTION 201.  Forms Generally.............................................
SECTION 202.  Form of Trustee's Certificate of Authentication.............
SECTION 203.  Securities in Global Form...................................
SECTION 204.  Book-Entry Securities.......................................

                                  ARTICLE III

                                The Securities
                                --------------
SECTION 301.  Amount Unlimited; Issuable in Series........................
SECTION 302.  Denominations...............................................
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                                       I
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                                                                  Contents, p. 2

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SECTION 303.  Execution, Authentication, Delivery and Dating..............
SECTION 304.  Temporary Securities........................................
SECTION 305.  Registration, Registration of Transfer and Exchange.........
SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities............
SECTION 307.  Payment of Interest; Interest Rights Preserved..............
SECTION 308.  Persons Deemed Owners.......................................
SECTION 309.  Cancelation.................................................
SECTION 310.  Computation of Interest.....................................
SECTION 311.  CUSIP Numbers...............................................


                                  ARTICLE IV

                          Satisfaction and Discharge
                          --------------------------

SECTION 401.  Satisfaction and Discharge of Indenture.....................
SECTION 402.  Application of Trust Money..................................
SECTION 403.  Discharge of Liability on Securities of Any Series..........
SECTION 404.  Reinstatement...............................................


                                   ARTICLE V

                                   Remedies
                                   --------

SECTION 501.  Events of Default...........................................
SECTION 502.  Acceleration of Maturity; Rescission and Annulment..........
SECTION 503.  Collection of Indebtedness and Suits for Enforcement by
               Trustee....................................................
SECTION 504.  Trustee May File Proofs of Claim............................
SECTION 505.  Trustee May Enforce Claims Without Possession of
               Securities.................................................
SECTION 506.  Application of Money Collected..............................
SECTION 507.  Limitation on Suits.........................................
SECTION 508.  Unconditional Right of Holders To Receive Principal, Premium
               and Interest...............................................
SECTION 509.  Restoration of Rights and Remedies..........................
SECTION 510.  Rights and Remedies Cumulative..............................
SECTION 511.  Delay or Omission Not Waiver................................
SECTION 512.  Control by Holders..........................................
SECTION 513.  Waiver of Past Defaults.....................................
SECTION 514.  Undertaking for Costs.......................................
SECTION 515.  Waiver of Stay or Extension Laws............................
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                                      II
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                                                                  Contents, p. 3

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                                  ARTICLE VI

                                  The Trustee
                                  -----------

SECTION 601.  Certain Duties and Responsibilities.........................
SECTION 602.  Notice of Defaults..........................................
SECTION 603.  Certain Rights of Trustee...................................
SECTION 604.  Not Responsible for Recitals or Issuance of Securities......
SECTION 605.  May Hold Securities.........................................
SECTION 606.  Money Held in Trust.........................................
SECTION 607.  Compensation and Reimbursement..............................
SECTION 608.  Disqualification; Conflicting Interests.....................
SECTION 609.  Corporate Trustee Required; Eligibility.....................
SECTION 610.  Resignation and Removal; Appointment of Successor...........
SECTION 611.  Acceptance of Appointment by Successor......................
SECTION 612.  Merger, Conversion, Consolidation or Succession to
               Business...................................................
SECTION 613.  Preferential Collection of Claims Against Company...........
SECTION 614.  Appointment of Authenticating Agent.........................


                                  ARTICLE VII

                          Holder's Lists and Reports
                          --------------------------
                            by Trustee and Company
                            ----------------------

SECTION 701.  Company To Furnish Trustee Names and Addresses of
               Holders....................................................
SECTION 702.  Preservation of Information; Communications to Holders......
SECTION 703.  Reports by Trustee..........................................
SECTION 704.  Reports by Company..........................................


                                 ARTICLE VIII

             Consolidation, Merger, Conveyance, Transfer or Lease
             ----------------------------------------------------

SECTION 801.  Company May Consolidate, etc., Only on Certain Terms........
SECTION 802.  Successor Person Substituted................................
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                                      III
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                                                                  Contents, p. 4

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                                  ARTICLE IX

                            Supplemental Indentures
                            -----------------------

SECTION 901.  Supplemental Indentures Without Consent of Holders..........
SECTION 902.  Supplemental Indentures With Consent of Holders.............
SECTION 903.  Execution of Supplemental Indentures........................
SECTION 904.  Effect of Supplemental Indentures...........................
SECTION 905.  Conformity With Trust Indenture Act.........................
SECTION 906.  Reference in Securities to Supplemental Indentures..........


                                   ARTICLE X

                                   Covenants
                                   ---------

SECTION 1001. Payment of Principal, Premium and Interest..................
SECTION 1002. Maintenance of Office or Agency.............................
SECTION 1003. Money for Securities Payments To Be Held in Trust...........
SECTION 1004. Existence...................................................
SECTION 1005. Maintenance of Properties...................................
SECTION 1006. Limitation on Sale/Leaseback Transactions...................
SECTION 1007. Limitation on Liens.........................................
SECTION 1008. Payment of Taxes and Other Claims...........................
SECTION 1009. Statement by Officers as to Default.........................
SECTION 1010. Waiver of Certain Covenants.................................
SECTION 1011. Additional Amounts..........................................


                                  ARTICLE XI

                           Redemption of Securities;
                           -------------------------
                        Repayment at Option of Holders
                        ------------------------------

SECTION 1101. Applicability of Article....................................
SECTION 1102. Election To Redeem; Notice to Trustee.......................
SECTION 1103. Selection by Trustee of Securities To Be Redeemed...........
SECTION 1104. Notice of Redemption........................................
SECTION 1105. Deposit of Redemption Price.................................
SECTION 1106. Securities Payable on Redemption Date.......................
SECTION 1107. Securities Redeemed in Part.................................
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                                      IV
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SECTION 1108. Purchase of Securities......................................
SECTION 1109. Rescission of Redemption....................................
SECTION 1110. Repayment at the Option of Holders..........................


                                  ARTICLE XII

                                 Sinking Funds
                                 -------------

SECTION 1201. Applicability of Article....................................
SECTION 1202. Satisfaction of Sinking Fund Payments with Securities.......
SECTION 1203. Redemption of Securities for Sinking Fund...................


                                 ARTICLE XIII

                       Meetings of Holders of Securities
                       ---------------------------------

SECTION 1301. Purposes for Which Meetings May Be Called...................
SECTION 1302. Call, Notice and Place of Meetings..........................
SECTION 1303. Persons Entitled To Vote at Meetings........................
SECTION 1304. Quorum; Action..............................................
SECTION 1305. Determination of Voting Rights; Conduct and Adjournment
               of Meetings................................................
SECTION 1306. Counting Votes and Recording Action of Meetings.............


                                  ARTICLE XIV

                                  Conversion
                                  ----------

SECTION 1401. Conversion Privilege........................................
SECTION 1402. Conversion Procedure; Rescission of
               Conversion; Conversion Price; Fractional Shares............
SECTION 1403. Adjustment of Conversion Price for
               Common Stock or Marketable Securities......................
SECTION 1404. Consolidation or Merger of the Company......................
SECTION 1405. Notice of Adjustment........................................
SECTION 1406. Notice in Certain Events....................................
SECTION 1407. Company To Reserve Stock; Registration; Listing.............
SECTION 1408. Taxes on Conversion.........................................
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                                       V
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                                                                  Contents, p. 6

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SECTION 1409. Conversion After Record Date................................
SECTION 1410. Corporate Action Regarding Par Value of Common Stock........
SECTION 1411. Company Determination Final.................................
SECTION 1412. Trustee's Disclaimer........................................


                                  ARTICLE XV

                          Subordination of Securities
                          ---------------------------

SECTION 1501. Securities Subordinate to Senior Indebtedness...............
SECTION 1502. Circumstances Requiring Prior Payment
               of Senior Indebtedness.....................................
SECTION 1503. Subrogation of Rights to Holders of Senior Indebtedness.....
SECTION 1504. Provisions Solely to Define Relative Rights.................
SECTION 1505. Trustee to Effectuate Subordination.........................
SECTION 1506. No Waiver of Subordination Provisions.......................
SECTION 1507. Notice to Trustee...........................................
SECTION 1508. Reliance on Certificate of Liquidating Agent................
SECTION 1509. Trustee Not Fiduciary for Holders of Senior Indebtedness....
SECTION 1510. Rights of Trustee as Holder of Senior Indebtedness..........
SECTION 1511. Article Applicable to Paying Agent..........................

                                      VI

                    INDENTURE, dated as of [            ], 1998, between
               NATIONAL SERVICE INDUSTRIES, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 1420 Peachtree Street, N.E., Atlanta, GA 30309, and SUNTRUST BANK, ATLANTA, a Georgia banking corporation as Trustee, the office of the Trustee at which at the date hereof its corporate trust business is principally administered being 55 Edgewood Avenue, Room 400-Annex A, Atlanta, GA 30303.


                            RECITALS OF THE COMPANY

          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

          This Indenture is subject to the provisions of the Trust Indenture Act and the rules and regulations of the Commission promulgated thereunder that are required to be part of this Indenture and, to the extent applicable, shall be governed by such provisions.

          All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

          NOW, THEREFORE, for and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:


                                   ARTICLE I

                       Definitions and Other Provisions
                       --------------------------------
                            of General Application
                            ----------------------

          SECTION 101.  Definitions.  For all purposes of this Indenture, except
                        ------------
as otherwise expressly provided or unless the context otherwise requires:

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                                                                               2

          (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation at the date of this instrument; and

          (c) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          Certain terms, used principally in Article VI, are defined in Section 102.

          "Act," when used with respect to any Holder, has the meaning specified in Section 105.

          "Additional Amounts" means any additional amounts that are required by a Security or by or pursuant to a Board Resolution, under circumstances specified therein or pursuant thereto, to be paid by the Company with respect to certain taxes, assessments or other governmental charges imposed on certain Holders and that are owing to such Holders.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. The Trustee may request and may conclusively rely upon an Officers' Certificate to determine whether any Person is an Affiliate of any specified Person.

          "Authenticating Agent" means any Person, which may include the Company, authorized by the Trustee to act on behalf of the Trustee pursuant to
Section 614 to authenticate Securities of one or more series.

          "Authorized Newspaper" means a newspaper, in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

          "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors or a committee thereof and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Book-Entry Security" has the meaning specified in Section 204.

          "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

          "Capital Stock" of any Person means and includes any and all shares, rights to purchase, warrants or options (whether or not currently exercisable), participation or other equivalents of or interests in (however designated) the equity (which includes, but is not limited to, common stock, preferred stock and partnership and joint venture interests) of such Person (excluding any debt securities that are convertible into, or exchangeable for, such equity).

          "Capitalized Lease Obligation" of any Person means any obligation of such Person to pay rent or other amounts under a lease of property, real or personal, that is required to be capitalized for financial reporting purposes in accordance with generally accepted accounting principles; and the amount of such obligation shall be the capitalized amount thereof determined in accordance with generally accepted accounting principles.

          "Closing Price" of the Common Stock or other marketable Security, as the case may be, shall mean the last reported sale price of such stock or other Marketable Security

(regular way) as shown on the Composite Tape of the NYSE (or, if such stock or other Marketable Security is not listed or admitted to trading on the NYSE, on the principal national securities exchange on which such stock or other Marketable Security is listed or admitted to trading), or, in case no such sale takes place on such day, the average of the closing bid and asked prices on the NYSE (or, if such stock or other Marketable Security is not listed or admitted to trading on the NYSE, on the principal national securities exchange on which such stock or other Marketable Security is listed or admitted to trading), or, if it is not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ), or if such stock or other Marketable Security is not so reported, the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc., selected from time to time by the Company for that purpose.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Common Depositary" has the meaning specified in Section 304.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Controller, an Assistant Controller, its Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Conversion Agent" means any Person authorized by the Company to receive Securities to be converted into Common Stock or other Marketable Securities on behalf of the Company. The Company initially authorizes the Trustee to act as Conversion Agent for the Securities on its behalf. The Company may at any time and from time to time authorize one or more Persons to act as Conversion Agent in addition to or in place of the Trustee with respect to any series of Securities issued under this Indenture.

          "Conversion Event" has the meaning specified in Section 501.

          "Conversion Price" means, with respect to any series of Securities which are convertible into Common Stock or other Marketable Securities, the price per share of Common Stock or the price per designated unit of other Marketable Security at which the Securities of such series are so convertible as set forth in the Board Resolution with respect to such series (or in any supplemental indenture entered into pursuant to Section 901(j) with respect to such series), as the same may be adjusted from time to time in accordance with
Section 1403 (or such supplemental indenture).

          "Converting Holder" shall have the meaning specified in Section 1402(c) of this Indenture.

          "Corporate Trust Office" means the principal office of the Trustee first above written at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is that indicated in the introductory paragraph of this Indenture.

          "Current Market Price" on any date shall mean the average of the daily Closing Prices per share of Common Stock or of such other Marketable Securities for any thirty (30) consecutive Trading Days selected by the Company prior to the day in question, which thirty (30) consecutive Trading Day period shall not commence more than forty-five (45) Trading Days prior to the day in question; provided that with respect to Section 1403(3), the "Current Market Price" of the Common Stock or of such other Marketable Securities shall mean the average of the daily Closing Prices per share of Common Stock or of such other Marketable Securities for the five (5) consecutive Trading Days ending on the date of the distribution referred to in Section 1403(3) (or if such date shall not be a Trading Day, on the Trading Day immediately preceding such date).

          "Defaulted Interest" has the meaning specified in Section 307.

          "Depositary" means, with respect to the Securities of any series issuable or issued in the form of a global Security, the Person designated as Depositary by the Company pursuant to Section 301 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any series shall mean the Depositary with respect to the Securities of that series.

          "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

          "Event of Default" has the meaning specified in Section 501.

          "Exchange Rate" has the meaning specified in Section 501.

          "Hedging Obligations" of any Person means the obligations of such Person pursuant to any interest rate swap agreement, foreign currency exchange agreement, interest rate collar agreement, option or future contract or other similar agreement or arrangement relating to interest rates or foreign exchange rates.

          "Holder", when used with respect to any Security, means the Person in whose name the Security is registered in the Security Register.

          "Indebtedness" of any Person at any date means, without duplication,
(a) all indebtedness of such Person for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person in respect of letters of credit or other similar instruments (or reimbursement obligations with respect thereto), other than standby letters of credit incurred by such Person in the ordinary course of business, (d) all obligations of such Person to pay the deferred and unpaid purchase price of property or services, except trade payables and accrued expenses incurred in the ordinary course of business, (e) all Capitalized Lease Obligations of such Person, (f) all Indebtedness of others secured by a lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person, (g) all Indebtedness of others guaranteed by such Person to the extent of such guarantee and (h) all Hedging Obligations of such Person.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301 and the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument.

          "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

          "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

          "Issue Date" means the date on which any series of the Securities is first issued under this Indenture.

          "Judgment Currency" has the meaning specified in Section 409.

          "Marketable Security" means any common stock, debt security or other security of a Person which is (or will, upon distribution thereof, be) listed on the NYSE, the American Stock Exchange or any national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended, or approved for quotation in the National Market System of the National Association of Securities Dealers, Inc. Automated Quotations System or any similar system of automated dissemination of quotation of securities prices in the United States or for which there is a recognized market maker or trading market.

          "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, notice of option to elect repayment or otherwise.

          "NYSE" shall mean the New York Stock Exchange, Inc.

          "Net Proceeds" means, with respect to any Sale/Leaseback Transaction entered into by the Company or any Subsidiary, the aggregate net proceeds received by the Company or such Subsidiary from such Sale/Leaseback Transaction after payment of expenses, taxes, commissions and similar amounts incurred in connection therewith, whether such proceeds are in cash or in property (valued at the fair market value thereof at the time of receipt, as determined by the Board of Directors).

          "Officer" means the Chairman, the President, the Treasurer, any Assistant Treasurer, Controller, any Assistant Controller, Secretary, any Assistant Secretary or any Vice President of a Person.

          "Officers' Certificate" means a certificate signed by the Chairman, the President or a Vice President, and by the Treasurer, the Controller, the Secretary or an Assistant Treasurer, Assistant Controller or Assistant Secretary, of the Company, and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for or an employee of the Company, rendered, if applicable, in accordance with Section 314(d) of the Trust Indenture Act.

          "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

          "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancelation;

          (b) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be
                                 --------
     redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (c) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite
--------  -------
principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, or whether a quorum is present at a meeting of Holders of Securities, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the principal amount thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 502, (ii) the principal amount of a Security denominated in a foreign currency shall be the U.S. dollar equivalent, determined by the Company on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent, determined on the date of original issuance of such Security, of the amount determined as provided in (i) above), of such Security and (iii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

          "Pari Passu Indebtedness" means any Indebtedness of the Company, whether outstanding on the Issue Date or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall be subordinated in right of payment to the Securities.

          "Paying Agent" means any Person, which may include the Company, authorized by the Company to pay the principal of (and premium, if any) or interest on any one or more series of Securities on behalf of the Company.

          "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof or other entity of any kind.

          "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as set forth or specified in accordance with Section 301 subject to the provisions of Section 1002.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under
Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Principal Property" means any manufacturing plant or facility located within the United States of America (other than its territories or possessions) owned by the Company or any Restricted Subsidiary which in the opinion of the Board of Directors, is of material importance to the total business conducted by the Company and its Restricted Subsidiaries as a whole.

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Redemption Rescission Event" shall mean the occurrence of (a) any general suspension of trading in, or limitation on prices for, securities on the principal national securities exchange on which shares of Common Stock or Marketable Securities are registered and listed for trading (or, if shares of Common Stock or Marketable Securities are not registered and listed for trading on any such exchange, in the over-the-counter market) for more than six-and-one-half (6-1/2) consecutive trading hours, (b) any decline in either the Dow Jones Industrial Average or the Standard & Poor's Index of 400 Industrial Companies (or any successor index published by Dow Jones & Company, Inc. or Standard & Poor's Corporation) by either (i) an amount in excess of 10%, measured from the close of business on any Trading Day to the close of business on the next succeeding Trading Day during the period commencing on the Trading Day preceding the day notice of any redemption of Securities is given (or, if such notice is given after the close of business on a Trading Day, commencing on such Trading
Day) and ending at the time and date fixed for redemption in such notice or (ii) an amount in excess of 15% (or if the time and date fixed for redemption is more than 15 days following the date on which such notice of redemption is given, 20%), measured from the close of business on the trading Day preceding the day notice of such redemption is given (or, if such notice is given after the close of business on Trading Day, from such Trading Day) to the close of business on any Trading Day at or prior to the time and date fixed for redemption, (c) a declaration of a banking moratorium or any suspension of payments in respect of banks by Federal or state authorities in the United States or (d) the commencement of a war or armed hostilities or other national or international calamity directly or indirectly involving the United States which in the reasonable judgment of the Company could have a material adverse effect on the market for the Common Stock or Marketable Securities.

          "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301, or, if not so specified, the last day of the calendar month preceding such Interest Payment Date if such Interest Payment Date is the fifteenth day of the calendar month or the fifteenth day of the calendar month preceding such Interest Payment Date if such Interest Payment Date is the first date of a calendar month, whether or not such day shall be a Business Day.

          "Required Currency" has the meaning specified in Section 506.

          "Responsible Officer", when used with respect to the Trustee, means the Chairman or any Vice Chairman of the Board of Directors, the Chairman or any Vice Chairman of the Executive Committee of the Board of Directors, the Chairman of the Trust Committee, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller or any Assistant Controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Restricted Subsidiary" means any Subsidiary of the Company (a) substantially all the property of which is located, or substantially all the business of which is carried on, within the United States of America (not including its territories and possessions and (b) that owns a Principal Property; provided, however, that the term "Restricted Subsidiary" shall not
          --------  -------
include any Subsidiary that is principally engaged in financing the operations of the Company, or its Subsidiaries, or both, outside the United States of America.

          "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

          "Senior Indebtedness" means Indebtedness of the Company, whether currently outstanding or hereafter issued, which is not subordinated by its terms in right of payment to any other unsecured Indebtedness of the Company or ranks pari passu with subordinated Indebtedness of any series of the Company;
      ---- -----
provided that "Senior Indebtedness" shall not include (i) Indebtedness of the
--------
Company to any Subsidiary for money borrowed or advanced from such Subsidiary or
(ii) amounts owed (except to banks and other financial institutions) for goods, materials or services purchased in the ordinary course of business.

          "Special Record Date" for the payment of any Defaulted Interest on the Securities of any series means a date fixed by the Trustee pursuant to Section 307.

          "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

          "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

          "Trading Day" shall mean, with respect to the Common Stock or a Marketable Security, so long as the Common Stock or such Marketable Security, as the case may be, is listed or admitted to trading on the NYSE, a day on which the NYSE is open for the transaction of business, or, if the Common Stock or such Marketable Security, as the case may be, is not listed or admitted to trading on the NYSE a day on which the principal national securities exchange on which the Common Stock or such Marketable Security, as the case may be, is listed is open for the transaction of business, or, if the Common Stock or such Marketable Security, as the case may be, is not so listed or admitted for trading on any national securities exchange, a day on which NASDAQ is open for the transaction of business.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor

Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905.

          "United States" means the United States of America (including the States and the District of Columbia) and its "possessions", which include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

          "United States Alien" means any Person who, for United States Federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident alien or foreign fiduciary of an estate or trust, or a foreign partnership.

          "U.S. Government Obligations" has the meaning specified in Section
401.

          "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

          "Wholly Owned Subsidiary" means a corporation all the outstanding voting stock (other than any directors' qualifying shares) of which is owned, directly or indirectly, by the Company or by one or more other Wholly Owned Subsidiaries, or by the Company and one or more other Wholly Owned Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

          "Yield to Maturity", when used with respect to any Original Issue Discount Security, means the yield to maturity, if any, set forth on the face thereof.

          SECTION 102.  Incorporation by Reference of Trust Indenture Act.
                        --------------------------------------------------
Whenever this Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made a part of this Indenture. The following

Trust Indenture Act terms used in this Indenture have the following meanings:

          "Bankruptcy Act" means the Bankruptcy Act or Title 11 of the United States Code.

          "Indenture Securities" means the Securities.

          "Indenture Security Holder" means a Holder.

          "Indenture To Be Qualified" means this Indenture.

          "Indenture Trustee" or "Institutional Trustee" means the Trustee.

          "Obligor" on the indenture securities means the Company or any other obligor on the Securities.

All the other Trust Indenture Act terms used in this Indenture that are defined by the Trust Indenture Act, defined by Trust Indenture Act reference to another statute or defined by Commission rule under the Trust Indenture Act and not otherwise defined herein have the meanings assigned to them therein.

          SECTION 103.  Compliance Certificates and Opinions.  Except as
                        -------------------------------------
otherwise expressly provided by this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any (including any covenants the compliance with which constitutes a condition precedent), provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any (including any covenants the compliance with which constitutes a condition precedent), have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (a) a statement that each Person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of each such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such Person, such condition or covenant has been complied with.

          SECTION 104.  Form of Documents Delivered to Trustee.  (a)  In any
                        ---------------------------------------
case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          (b) Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          SECTION 105.  Acts of Holders; Record Dates. (a)  Any request, demand,
                        ------------------------------
authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent, or the holding of any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section
601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1306.

          The Company may set in advance a record date for purposes of determining the identity of Holders of Securities entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture, which record date shall be the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee prior to such solicitation. If a record date is fixed, those Persons who were Holders of Outstanding Securities at such record date (or their duly designated proxies), and only those persons, shall be entitled with respect to such Securities to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such Persons continue to be Holders after such record date. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice thereof to be given to the Trustee in writing in the manner provided in Section 106 and to the relevant Holders as set forth in Section 107.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The principal amount and serial numbers of Securities held by any Person, and the date of holding the, shall be proved by the Security Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security. Any Holder or subsequent Holder may revoke the request, demand, authorization, direction, notice, consent or other Act as to his Security or portion of his Security; provided, however, that such revocation shall be
                         --------  -------
effective only if the Trustee receives the notice of revocation before the date the Act becomes effective.

          SECTION 106.  Notices, etc., to Trustee and Company.  Any request,
                        --------------------------------------
demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
Attention: David Kaye, and shall be deemed to be made upon, given or furnished to, or filed with, the Trustee upon actual receipt by the Trustee thereof or (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company, Attention: General Counsel, and shall be deemed to be made upon, given or furnished to, or filed with, the Trustee upon actual receipt by the Trustee thereof.

          SECTION 107.  Notice to Holders; Waiver.  Where this Indenture
                        --------------------------
provides for notice to Holders of Securities of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) to Holders of Securities if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

          In case by reason of the suspension of regular mail service, or by reason of any other cause it shall be impracticable to give such notice to Holders of Securities by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case in which notice to Holders of Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular holder of a Security, shall affect the sufficiency of such notice with respect to other Holders of Securities given as provided herein.

          Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          SECTION 108.  Conflict with Trust Indenture Act. If any provision
                        ----------------------------------
hereof limits, qualifies or conflicts with any provision of the Trust Indenture Act or another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such provision of the Trust Indenture Act or required provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, such provision of the Trust Indenture Act shall be deemed to apply to this Indenture as so modified or to be excluded.

          SECTION 109.  Effect of Headings and Table of Contents.  The Article
                        -----------------------------------------
and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 110.  Successors and Assigns.  All covenants and agreements in
                        -----------------------
this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

          SECTION 111.  Separability Clause.  In case any provision in this
                        --------------------
Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 112.  Benefits of Indenture.  Nothing in this Indenture or in
                        ----------------------
the Securities, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any Authenticating Agent, Paying Agent and Security Registrar, and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          SECTION 113.  Governing Law.  THIS INDENTURE AND THE SECURITIES SHALL
                        --------------
BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

          SECTION 114.  Legal Holidays.  In any case where any Interest Payment
                        ---------------
Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of principal and interest (and premium and Additional Amounts, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity; provided that no interest shall
                                               --------
accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

          SECTION 115.  Corporate Obligation.  No recourse may be taken,
                        ---------------------
directly or indirectly, against any incorporator, subscriber to the capital stock, stockholder, officer, director or employee of the Company or the Trustee or of any predecessor or successor of the Company or the Trustee with respect to the Company's obligations on the Securities or the obligations of the Company or the Trustee under this Indenture or any certificate or other writing delivered in connection herewith. Each Holder by accepting a Security waives all such recourse.

          SECTION 116.  Counterpart Originals.  The parties may sign any number
                        ----------------------
of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.


                                  ARTICLE II

                                Security Forms
                                --------------

          SECTION 201.  Forms Generally.  The Securities of each series shall be
                        ----------------
in substantially such form or forms (including global form) as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If temporary Securities of any series are issued in global form as permitted by Section 304, the form thereof shall be established as provided in the preceding sentence. A copy of the Board Resolution establishing the form or forms of Securities of any series shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

          The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution thereof.

          SECTION 202.  Form of Trustee's Certificate of Authentication.  The
                        ------------------------------------------------
Trustee's certificate of authentication shall be in substantially the following form:

     "This is one of the Securities of the series designated therein and referred to in the within-mentioned Indenture.

     [                          ] as Trustee By Authorized Signatory".

          SECTION 203.  Securities in Global Form.  If Securities of a series
                        --------------------------
are issuable in global form, as contemplated by Section 301, then, notwithstanding clause (10) of Section 301 and the provisions of Section 302, any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified in such Security or in a Company Order to be delivered to the Trustee pursuant to Section 303 or Section 304. Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any Security in global form in the manner and upon instructions given by the Person or Persons specified in such Security or in the applicable Company Order. If a Company Order pursuant to Section 303 or 304 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 103 except as set forth in said Section 303 or 304.

          The provisions of the last sentence of Section 303 shall apply to any Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 103 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 303.

          Notwithstanding the provisions of Sections 201 and 307, unless otherwise specified as contemplated by Section 301, payment of principal of (and premium, if any) and interest on any Security form shall be made to the Person or Persons specified therein.

          Notwithstanding the provisions of Section 308 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company or of the Trustee shall treat a Person as the Holder of such principal amount of Outstanding Securities represented by a global Security as shall be specified in a written statement, if any, of the Holder of such global Security.

          Global Securities shall be issued in either registered form.

          SECTION 204.  Book-Entry Securities. Notwithstanding any provision of
                        ---------------------
this Indenture to the contrary:

          (a) At the discretion of the Company, any Security may be issued from time to time, in whole or in part, in permanent global form registered in the name of a Depositary, or its nominee. Each such Security in permanent global form is hereafter referred to as a "Book-Entry Security". Upon such election, the Company shall execute, and the Trustee or an Authenticating Agent shall authenticate and deliver, one or more Book-Entry Securities that (a) are denominated in an amount equal to the aggregate principal amount of the Outstanding Securities of such series, (b) are registered in the name of the Depositary or its nominee, (c) are delivered by the Trustee or an Authenticating Agent to the Depositary or pursuant to the Depositary's instructions and (iv) bear a legend in substantially the following form (or such other form as the Depositary and the Company may agree upon):

     UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF [THE DEPOSITARY], TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF [NOMINEE OF THE DEPOSITARY] OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF [THE DEPOSITARY], AND ANY PAYMENT IS MADE TO [NOMINEE OF THE DEPOSITARY] OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF [THE DEPOSITARY], ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, [NOMINEE OF THE DEPOSITARY], HAS AN INTEREST HEREIN.

          (b) Any Book-Entry Security shall be initially executed and delivered as provided in Section 303. Notwithstanding any other provision of this Indenture, unless and until it is exchanged in whole or in part for Securities not issued in global form, a Book-Entry Security may not be transferred except as a whole by the Depositary to a nominee of such Depositary, by a nominee of such Depositary to such Depositary or another nominee of such Depositary, or by such Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

          (c) If at any time the Depositary notifies the Company or the Trustee that it is unwilling or unable to continue as Depositary for any Book-Entry Securities, or if any time the Depositary for any Book-Entry Securities shall no longer be qualified to serve as the Depositary, the Company shall appoint a successor Depositary, whereupon the retiring Depositary shall surrender or cause the surrender of its Book-Entry Security or Securities to the Trustee. The Trustee shall promptly notify the Company upon receipt of such notice. If a successor Depositary has not been so appointed by the effective date of the resignation of the Depositary, the Book-Entry Securities will be issued as Securities not issued in global form, in an aggregate principal amount equal to the principal amount of the Book-Entry Security or Securities theretofore held by the Depositary. The Company may at any time and in its sole discretion determine that the Securities shall no longer be Book-Entry Securities represented by a global certificate or certificates, and will so notify the Depositary. Upon receipt of such notice, the Depositary shall promptly surrender or cause the surrender of its Book-Entry Security or Securities to the Trustee. Concurrently therewith, Securities not issued in global form will be issued in an aggregate principal amount equal to the principal amount of the Book-Entry Security or Securities theretofore held by the Depositary. Upon any exchange of Book-Entry Securities for Securities not issued in global form as set forth in this Section 204(c), such Book-Entry

Securities shall be canceled by the Trustee, and Securities issued in exchange for such Book-Entry Securities pursuant to this section shall be registered in such names and in such authorized denominations as the Depositary for such Book-Entry Securities, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee or any Authenticating Agent shall deliver such Securities to the persons in whose names such Securities are so registered.

          (d) The Company and the Trustee shall be entitled to treat the Person in whose name any Book-Entry Security is registered as the Holder thereof for all purposes of the Indenture and any applicable laws, notwithstanding any notice to the contrary received by the Trustee or the Company; and the Trustee and the Company shall have no responsibility for transmitting payments to, communication with, notifying, or otherwise dealing with any beneficial owners of any Book-Entry Security. Neither the Company nor the Trustee shall have any responsibility or obligations, legal or otherwise, to the beneficial owners or to any other party including the Depositary, except for the Holder of any Book-Entry Security; provided, however, notwithstanding anything herein to the
                --------  -------
contrary, (a) for the purposes of determining whether the requisite principal amount of Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver, instruction or other action hereunder as of any date, the Trustee shall treat any Person specified in a written statement of the Depositary with respect to any Book-Entry Securities as the Holder of the principal amount of such Securities set forth therein and (b) nothing herein shall prevent the Company, the Trustee, or any agent of the Company or Trustee, from giving effect to any written certification, proxy or other authorization furnished by a Depositary with respect to any Book-Entry Securities, or impair, as between a Depositary and holders of beneficial interests in such Securities, the operation of customary practices governing the exercise of the rights of the Depositary as Holder of such Securities.

          (e) So long as any Book-Entry Security is registered in the name of a Depositary or its nominee, all payments of the principal of (and premium, if any) and interest on such Book-Entry Security and redemption thereof and all notices with respect to such Book-Entry Security shall be made and given, respectively, in the manner provided in the arrangements of the Company with such Depositary.

                                  ARTICLE III

                                The Securities
                                --------------

          SECTION 301.  Amount Unlimited; Issuable in Series.  The aggregate
                        -------------------------------------
principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more Indentures supplemental hereto, prior to the issuance of Securities of any series,

          (a) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

          (b) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 304, 305, 306, 806 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

          (c) whether any Securities of the series are to be issuable global form, as Book-Entry Securities or otherwise, and, if so, whether beneficial owners of interests in any such global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 305, and the Depositary for any global Security or Securities;

          (d) the date or dates on which the principal of (and premium, if any, on) the Securities of the series is payable or the method of determination thereof;

          (e) the rate or rates, or the method of determination thereof, at which the Securities of the series shall bear interest, if any, whether and under what circumstances Additional Amounts with respect to such Securities shall be payable, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and, if other than as set forth in Section 101, the Regular Record Date for the interest payable on any Securities on any Interest Payment Date, and the basis upon which interest shall be calculated if other than as provided in Section 310;

          (f) if other than the Corporate Trust Office, the place or places where, subject to the provisions of Section 1002, the principal of (and premium, if any), any interest on and any Additional Amounts with respect to the Securities of the series shall be payable;

          (g) the period or periods within which, the price or prices (whether denominated in cash, securities or otherwise) at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, if the Company is to have that option, and the manner in which the Company must exercise any such option;

          (h) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices (whether denominated in cash, securities or otherwise) at which and the terms and conditions upon which, Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (i) the denomination in which any Securities of that series shall be issuable, if other than denominations of $1,000 and any integral multiple thereof;

          (j) the currency or currencies (including composite currencies or currency units) in which payment of the principal of (and premium, if any), any interest on and any Additional Amounts with respect to the Securities of the series shall be payable if other than the currency of the United States of America;

          (k) if the principal of (and premium, if any) or interest on the Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a currency or currencies (including composite currencies or currency units) other than that in which the Securities are stated to be payable, the currency or currencies (including composite currencies or currency units) in which payment of the principal of (and premium, if any) and interest on, and any Additional Amounts with respect to, Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made;

          (l) if the amount of payments of principal of (and premium, if any), any interest on and any Additional Amounts with respect to the Securities of the series may be determined with reference to any commodities, currencies or indices, or values, rates or prices, the manner in which such amounts shall be determined;

          (m) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

          (n) any additional means of satisfaction and discharge of this Indenture with respect to Securities of the series pursuant to Section 401, any additional conditions to discharge pursuant to Section 401 or 403 and the application, if any, of Section 403 to Securities of the series;

          (o) any deletions or modifications of or additions to the Events of Default set forth in Section 501 or covenants of the Company set forth in
     Article IX pertaining to the Securities of the series;

          (p) provisions, if any, with regard to the conversion or exchange of the Securities of such series, at the option of the Holders thereof or the Company, as the case may be, for or into new Securities of a different series, Common Stock or other securities and, if the Securities of such series are convertible into Capital Stock or other Marketable Securities, the Conversion Price therefore;

          (q) information with respect to book-entry procedures; and

          (r) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

          All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto.

          At the option of the Company, interest on the Securities of any series that bears interest may be paid by mailing a check to the address of any Holder as such address shall appear in the Security Register.

          If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action together with such Board Resolution shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

          SECTION 302.  Denominations.  The Securities of each series shall be
                        --------------
issuable in such denominations as shall be specified as contemplated by Section
301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series denominated in dollars shall be issuable in denominations of $1,000 and any integral multiple thereof. Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, any Securities of a series denominated in a currency other than dollars shall be issuable in denominations that are the equivalent, as determined by the Company by reference to the noon buying rate in The City of New York for cable transfers for such currency, as such rate is reported or otherwise made available by the Federal Reserve Bank of New York, on the applicable issue date for such Securities, of $1,000 and any integral multiple thereof.

          SECTION 303.  Execution, Authentication, Delivery and Dating.  The
                        -----------------------------------------------
Securities shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President or one of its Vice Presidents, under its corporate seal, which may be in facsimile form, reproduced thereon or affixed thereto and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile. Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

          If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

          (a) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

          (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture;

          (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, except as such enforcement is subject to the effect of
     (i) bankruptcy, insolvency, reorganization or other laws of general applicability relating to or affecting creditors' rights and (b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); and

          (d) authentication and delivery of such Securities by the Trustee will not violate the terms of this Indenture.

          If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

          Each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancelation as provided in Section 309 together with a written statement (which need not comply with Section 103 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

          SECTION 304.  Temporary Securities.  Pending the preparation of
                        ---------------------
definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

          Except in the case of temporary Securities in global form (which shall be exchanged in accordance with the provisions of the following paragraphs), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancelation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

          SECTION 305.  Registration, Registration of Transfer and Exchange.
                        ----------------------------------------------------
The Company shall cause to be kept for each series of Securities at one of the offices or agencies maintained pursuant to Section 1002 a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities of such series. The Trustee is hereby initially appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

          Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series and of like tenor, of any authorized denominations and of a like aggregate principal amount.

          At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series and of like tenor, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 301, any global Security shall be exchangeable only as provided in this paragraph. If the beneficial owners of interests in a global Security are entitled to exchange such interest for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified as contemplated by Section 301, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Securities of that series in an aggregate principal amount equal to the principal amount of such global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such global Security shall be surrendered from time to time in accordance with instructions given to the Trustee and the Depositary (which instructions shall be in writing but need not comply with Section 103 or be accompanied by an Opinion of Counsel) by the Common Depositary or such other depositary or Common Depositary as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or in part, for definitive Securities of the same series without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such global Security, a like aggregate principal amount of other definitive Securities of the same series of authorized denominations and of like tenor as the portion of such global Security to be exchanged; provided, however,
                                                              --------  -------
that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of that series is to be redeemed and ending on the relevant Redemption Date. Promptly following any such exchange in part, such global Security shall be returned by the Trustee to the Common Depositary or such other depositary or Common Depositary referred to above in accordance with the instructions of the Company referred to above. If a Security is issued in exchange for any portion of a global Security after the close of business at the office or agency where such exchange occurs on (a) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (b) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date; or proposed date for payment, as the case may be, in respect of such Security, but will be payable on such Interest Payment Date or proposed for payment, as the case may be, only to the Person to whom interest in respect of such portion of such global Security is payable in accordance with the provisions of this Indenture.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchange pursuant to Section 304, 806 or 1107 not involving any transfer.

          The Company shall not be required (a) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of such series selected for redemption and ending at the close of business on the day of the mailing of the relevant notice of redemption, or (b) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part; provided that
                                                               --------
such Security shall be simultaneously surrendered for redemption.

          SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities.  If
                        -------------------------------------------------
any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Trustee (a) evidence to their satisfaction of the destruction, loss or theft of any Security and (b) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee connected therewith).

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

          SECTION 307.  Payment of Interest; Interest Rights Preserved.
                        -----------------------------------------------
Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in an Authorized Newspaper, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective

     Predecessor Securities) are at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee. At the option of the Company, interest on Debt Securities of any series that bear interest may be paid by mailing a check to the address of the person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the person entitled thereto as specified in the Security Register.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture, upon registration of transfer of, in exchange for or in lieu of, any other Security, shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          SECTION 308.  Persons Deemed Owners.  Prior to due presentment of a
                        ----------------------
Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections 305 and 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          SECTION 309.  Cancelation.  All Securities surrendered for payment,
                        ------------
redemption, repayment at option of the Holder, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities so delivered shall be promptly canceled by the Trustee. The Company may at any time deliver to the Trustee for cancelation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order.

          SECTION 310.  Computation of Interest.  Except as otherwise specified
                        ------------------------
as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

          SECTION 311.  CUSIP Numbers.  The Company in issuing the Securities
                        --------------
may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the
--------
correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.


                                  ARTICLE IV

                          Satisfaction and Discharge
                          --------------------------

          SECTION 401.  Satisfaction and Discharge of Indenture.  This Indenture
                        ----------------------------------------
shall upon Company Request cease to be of further effect with respect to Securities of a series, and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to Securities of such series, when

               (a)  either

                    (i) all Securities of such series theretofore authenticated and delivered other than (A) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (B) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 903) have been delivered to the Trustee for cancelation; or

                    (ii) with respect to all Outstanding Securities of such
               series not theretofore delivered to the Trustee for cancelation, the Company has deposited or caused to be deposited with the Trustee as Trust funds, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, for the purpose money or U.S. Government Obligations maturing as to principal and interest in such amounts and at such times as will, together with the income to accrue thereon, without consideration of any reinvestment thereof, be sufficient to pay and discharge the entire indebtedness on all Outstanding Securities of such series not theretofore delivered to the Trustee for cancelation for principal (and premium and Additional Amounts, if any) and interest to the Stated Maturity or any Redemption Date contemplated by the penultimate paragraph of this Section, as the case may be; or

                    (iii) the Company has properly fulfilled such other means of satisfaction and discharge as is specified, as contemplated by
               Section 301, to be applicable to the Securities of such series;

          (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to the Outstanding Securities of such series;

          (c) the Company has complied with any other conditions specified pursuant to Section 301 to be applicable to the satisfaction and discharge of Securities of such series pursuant to this Section 401;

          (d) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Outstanding Securities of such series have been complied with;

          (e) if the conditions set forth in Section 401(a)(i) have not been satisfied, and unless otherwise specified pursuant to Section 301 for the Securities of such series, the Company has delivered to the Trustee an Opinion of Counsel to the effect that the Holders of Securities of such series will not recognize income, gain or loss for United States federal income tax purposes as a result of such deposit, satisfaction and discharge and will be subject to United States Federal income tax on the same amount and in the same manner and at the same time as would have been the case if such deposit, satisfaction and discharge had not occurred; and

          (f) no defaut or Event of Default with respect to the Securities of such issue shall have occurred and be continuing on the date of such deposit or, insofar as clause (e) or (f) of
     Section 501 is concerned, at any time in the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

          For the purposes of this Indenture, "U.S. Government Obligations" means direct noncallable obligations of, or noncallable obligations the payment of principal of and interest on which is guaranteed by, the United States of America, or to the payment of which obligations or guarantees the full faith and credit of the United States of America is pledged, or beneficial interests in a trust the corpus of which consists exclusively of money or such obligations or a combination thereof.

          If any Outstanding Securities of such series are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provisions or in accordance with any mandatory sinking fund requirement, the trust agreement referred to in subclause (ii) of clause (a) of this Section shall provide therefor and the Company shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

          Notwithstanding the satisfaction and discharge of this Indenture with respect to the Outstanding Securities of such series pursuant to this Section 401, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, except for a discharge pursuant to subclause (i) of clause (ii) of this Section, the obligations of the Company under Sections 305, 306, 404, 601, 607, 610(e), 1001 and 1002 and the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

          SECTION 402.  Application of Trust Money.  Subject to the provisions
                        ---------------------------
of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest and Additional Amounts for the payment of which such money has been deposited with the Trustee.

          SECTION 403.  Discharge of Liability on Securities of Any Series.  If
                        ---------------------------------------------------
this Section is specified, as contemplated by Section 301, to be applicable to Securities of any series, the Company shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Securities of such series, the obligation of the Company under this Indenture and the Securities of such series to pay the principal of (and premium, if any) and interest on Securities of such series shall cease, terminate and be completely discharged and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging such satisfaction and discharge, when

          (a) the Company has complied with the provisions of Section 401 of this Indenture (other than any additional conditions specified pursuant to Sections 301 and 401(c) and except that the opinion referred to in Section 401(e) shall state that it is based on a ruling by the Internal Revenue Service or other change since the date hereof under applicable Federal income tax law) with respect to all Outstanding Securities of such series;

          (b) the Company has delivered to the Trustee a Company Request requesting such satisfaction and discharge;

          (c) the Company has complied with any other conditions specified pursuant to Section 301 to be applicable to the satisfaction and discharge of Securities of such series pursuant to this Section 403; and

          (d) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the indebtedness on the Outstanding Securities of such series have been complied with.

          Upon the satisfaction of the conditions set forth in this Section with respect to all the Outstanding Securities of any series, the terms and conditions of such series, including the terms and conditions with respect thereto set forth in this Indenture, shall no longer be binding upon, or applicable to, the Company; provided that the Company shall not be discharged
                            --------
from any payment obligations in respect of Securities of such series which are deemed not to be Outstanding under clause (c) of the definition thereof if such obligations continue to be valid obligations of the Company under applicable law or pursuant to Section 305 or 306.

          SECTION 404.  Reinstatement.  If the Trustee or Paying Agent is unable
                        -------------
to apply any money or U.S. Government Obligations deposited with respect to Securities of any series in accordance with Section 401 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture with respect to the Securities of such series and the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to Section 401 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 401; provided, however, that if the Company has made
                             --------  -------
any payment of principal of (or premium, if any), or interest on and any Additional Amounts with respect to any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.


                                   ARTICLE V

                                   Remedies
                                   --------

          SECTION 501.  Events of Default.  "Event of Default", wherever used
                        ------------------
herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless it is either inapplicable to a particular series or it is specifically deleted or modified in or pursuant to the supplemental indenture or Board Resolution establishing such series of Securities, or in the form of Security for such series:

          (a) default in the payment of any interest or any Additional Amounts upon any Security of that series when such interest or Additional Amounts become due and payable, and continuance of such default for a period of 30 days;

          (b) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity;

          (c) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series;

          (d) default in the performance or breach of any covenant or warranty of the Company in this Indenture

     (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of one or more series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of all Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

          (e) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days;

          (f) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it, of a petition or answer or consent seeking reorganization or relief under any applicable Federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action;

          (g) any other Event of Default provided with respect to Securities of that series.

          Notwithstanding the foregoing provisions of this Section 501, if the principal of (and premium, if any) or any interest on, or Additional Amounts with respect to, any Security is payable in a currency or currencies (including a composite currency) other than Dollars and such currency (or currencies or currency unit) is (or are) not available to the Company for making payment thereof due to the imposition of exchange controls or other circumstances beyond the control of the Company (a "Conversion Event"), the Company will be entitled to satisfy its obligations to Holders of the Securities by making such payment in Dollars in an amount equal to the Dollar equivalent of the amount payable in such other currency, as determined by the Company by reference to the noon buying rate in The City of New York for cable transfers for such currency ("Exchange Rate"), as such Exchange Rate is certified for customs purposes by the Federal Reserve Bank of New York on the date of such payment, or, if such rate is not then available, on the basis of the most recently available Exchange Rate.

          Notwithstanding the foregoing provisions of this Section 501, any payment made under such circumstances in Dollars where the required payment is in a currency other than Dollars will not constitute an Event of Default under this Indenture. Promptly after the occurrence of a Conversion Event, the Company shall give written notice thereof to the Trustee; and the Trustee, promptly after receipt of such notice, shall give notice thereof in the manner provided in Section 106 to the Holders. Promptly after the making of any payment in Dollars as a result of a Conversion Event, the Company shall give notice in the manner provided in Section 106 to the Holders, setting forth the applicable Exchange Rate and describing the calculation of such payments.

          SECTION 502.  Acceleration of Maturity; Rescission and Annulment.  If
                        ---------------------------------------------------
an Event of Default with respect to any Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of (a) the series affected by such default (in the case of an Event of Default described in clause (a), (b), (c), (d) or (g) of Section 501) or (b) all series of Securities (subject to the immediately following sentence, in the case of other Events of Default) may declare the principal amount (or, if any such Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of the series affected by such default or all series, as the case may be, to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default described in clause (e) or (f) of Section 501 shall occur, the principal amount of the Outstanding Securities of all series ipso facto shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. At any time after such a declaration of acceleration with respect to Securities of any series (or of all series, as the case may be) has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series (or of all series, as the case may be), by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (a) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (i) all overdue interest on, and any Additional Amounts with respect to, all Securities of that series (or of all series, as the case may be);

               (ii) the principal of (and premium, if any, on) any Securities of that series (or of all series, as the case may be) which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities (in the case of Original Issue Discount Securities, the Securities' Yield to Maturity);

               (iii) to the extent that payment of such interest is lawful, interest upon overdue interest and any Additional Amounts at the rate or rates prescribed therefor in such Securities (in the case of Original Issue Discount Securities, the Securities' Yield to Maturity);

               (iv) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (b) all Events of Default with respect to Securities of that series (or of all series, as the case may be), other than the non-payment of the principal of Securities of that series (or of all series, as the case may be) which have become due solely by such declaration of acceleration, have been cured or waived as provided in
     Section 513. No such rescission shall affect any subsequent default or impair any right consequent thereon.

          SECTION 503.  Collection of Indebtedness and Suits for Enforcement by
                        -------------------------------------------------------
Trustee.  The Company covenants that if
-------

          (a) default is made in the payment of any installment of interest on, or any Additional Amounts with respect to, any Security of any series when such interest or Additional Amounts shall have become due and payable and such default continues for a period of 30 days; or

          (b) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest and Additional Amounts, at the rate or rates prescribed therefor in such Securities (or in the case of Original Issue Discount Securities, the Securities' Yield to Maturity), and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

          If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          SECTION 504.  Trustee May File Proofs of Claim.  In case of the
                        ---------------------------------
pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal (or lesser amount in the case of Original Issue Discount Securities) of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal (premium, if any), interest or Additional Amounts) shall be entitled and empowered, by intervention in such proceeding or otherwise,(a) to file and prove a claim for the whole amount of principal (or lesser amount in the case of Original Issue Discount Securities) (and premium, if any) and interest and any Additional Amounts owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and (b) to collect and receive any moneys, or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceedings; provided, however,
                                                            --------  -------
that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official.

          SECTION 505.  Trustee May Enforce Claims Without Possession of
                        ------------------------------------------------
Securities.  All rights of action and claims under this Indenture or the
-----------
Securities may be prosecuted and enforced by the Trustee without possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

          SECTION 506.  Application of Money Collected.   Any money collected by
                        -------------------------------
the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any), interest or any Additional Amounts, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST:   To the payment of all amounts due the Trustee under Section
     607;

          SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest and any Additional Amounts on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities; and

          THIRD:   The balance, if any, to the Person or Persons entitled
     thereto.

          To the fullest extent allowed under applicable law, if for the purpose of obtaining judgment against the Company in any court it is necessary to convert the sum due in respect of the principal of (or premium, if any) or interest on the Securities of any series (the "Required Currency") into the currency (a "Judgment Currency") other than United States dollars, the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the New York Business Day next preceding that on which final judgment is given. Neither the Company nor the Trustee shall be liable for any shortfall nor shall it benefit from any windfall in payments to Holders of Securities under this Section caused by a change in exchange rates between the time the amount of a judgment against it is calculated as above and the time the Trustee converts the Judgment Currency into the Required Currency to make payments under this Section to Holders of Securities, but payment of such judgment shall discharge all amounts owed by the Company on the claim or claims underlying such judgment.

          SECTION 507.  Limitation on Suits.  No Holder of any Security of any
                        --------------------
series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (a) an Event of Default with respect to Securities of such series shall have occurred and be continuing and such Holder has previously given written notice to the Trustee of such continuing Event of Default;

          (b) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

          SECTION 508.  Unconditional Right of Holders To Receive Principal,
                        ----------------------------------------------------
Premium and Interest.  Notwithstanding any other provision in this Indenture,
---------------------
the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and

(subject to Section 307) interest on and any Additional Amounts with respect to such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption or repayment at the option of the Holder, on the Redemption Date or the repayment date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

          SECTION 509.  Restoration of Rights and Remedies.  If the Trustee or
                        -----------------------------------
any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding has been instituted.

          SECTION 510.  Rights and Remedies Cumulative.   Except as otherwise
                        -------------------------------
provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 511.  Delay or Omission Not Waiver.  No delay or omission of
                        -----------------------------
the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

          SECTION 512.  Control by Holders.  With respect to Securities of any
                        -------------------
series, the holders of a majority in principal amount of the Outstanding Securities of such series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, relating to or arising under an Event of Default described in clauses (a), (b), (c), (d) or (g) of Section 501, and with respect to all Securities the Holders of a majority in principal amount of all Outstanding Securities shall have the right to direct the time, method and place of conducting any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, not relating to or arising under such an Event of Default, provided that in each such case

          (a) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          SECTION 513.  Waiver of Past Defaults.  The Holders of a majority in
                        ------------------------
principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, and the Holders of a majority in principal amount of all Outstanding Securities may on behalf of the Holders of all Securities waive any other past default hereunder and its consequences, except in each case a default

          (a) in the payment of the principal of (or premium, if any) or interest on, or any Additional Amounts with respect to, any Security; or

          (b) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          SECTION 514.  Undertaking for Costs.   All parties to this Indenture
                        ----------------------
agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on, or any Additional Amounts with respect to, any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

          SECTION 515.  Waiver of Stay or Extension Laws.   The Company
                        ---------------------------------
covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE VI

                                  The Trustee
                                  -----------

          SECTION 601.  Certain Duties and Responsibilities.  (a)  Except during
                        ------------------------------------
the continuance of an Event of Default with respect to the Securities of any series,

          (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform on their face to the requirements of this Indenture.

          (b) In case an Event of Default has occurred and is continuing with respect to the Securities of any series, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that

          (i) this Subsection shall not be construed to limit the effect of subsection (a) of this Section;

          (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series or of all series, determined as provided in
     Section 512, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

          (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (v) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          (vi) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the

     Trustee need not be segregated from other funds except to the extent required by law.

          SECTION 602.  Notice of Defaults.  Within 90 days after the occurrence
                        -------------------
of any default hereunder with respect to the Securities of any series, the Trustee shall give notice of such default hereunder known to the Trustee to all Holders of Securities of such series in the manner provided in Section 106, unless such default shall have been cured or waived; provided, however, that
                                                     --------  -------
except in the case of a default in the payment of the principal of (or premium, if any) or interest on, or any Additional Amounts with respect to, any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of
                                          --------  -------
any default of the character specified in Section 501(d) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

          SECTION 603. Certain Rights of Trustee. Subject to the provisions of
                       --------------------------
Section 601:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

          SECTION 604.  Not Responsible for Recitals or Issuance of Securities.
                        -------------------------------------------------------
The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

          SECTION 605.  May Hold Securities.  The Trustee, any Authenticating
                        --------------------
Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

          SECTION 606.  Money Held in Trust.  Money held by the Trustee in trust
                        --------------------
hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

          SECTION 607.  Compensation and Reimbursement.  The Company agrees
                        -------------------------------

          (a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which completion shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (c) to indemnify the Trustee for, and to hold it harmless against, any loss, damages, claims, liability or expense of whatsoever kind incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, premium, if any, or interest, if any, on, or any Additional Amounts with respect to, particular Securities. Any expenses and compensation for any services rendered by the Trustee after the occurrence of an Event of Default specified in clause (e) or (f) of Section 401 shall constitute expenses and compensation for services of administration under all applicable Federal or state bankruptcy, insolvency, reorganization or other similar laws.

          The provisions of this Section shall survive the termination of this Indenture.

          SECTION 608.  Disqualification; Conflicting Interests.  (a)  If the
                        ----------------------------------------
Trustee has or shall acquire any conflicting interest, as defined in this Section, with respect to the Securities of any series, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign with respect to the Securities of that series in the manner and with the effect hereinafter specified in this Article.

          (b) In the event that the Trustee shall fail to comply with the provisions of subsection (a) of this Section with respect to the Securities of any series, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit by mail to all Holders of Securities of that series, as their names and addresses appear in the Security Register, notice of such failure.

          (c) For the purposes of this Section, the term "conflicting interest" shall have the meaning specified in Section 310(b) of the Trust Indenture Act and the Trustee shall comply with Section 310(b) of the Trust Indenture Act; provided that there shall be excluded from the operation of Section 310(b)(1) of
--------
the Trust Indenture Act with respect to the Securities of any series the Indenture between the Company and the Trustee relating to the Company's subordinated debt securities, this Indenture with respect to the Securities of any series other than that series and any other indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if the requirements for such exclusion set forth in Section 310(b)(1) of the Trust Indenture Act are met.
For purposes of the preceding sentence, the optional provision permitted by the second sentence of Section 310(b)(9) of the Trust Indenture Act shall be applicable.

          SECTION 609.  Corporate Trustee Required; Eligibility.  There shall at
                        ----------------------------------------
all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          SECTION 610.  Resignation and Removal; Appointment of Successor.  (a)
                        --------------------------------------------------
No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

          (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 611 shall not have been delivered to the resigning Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

          (d)   If at any time:

          (i) the Trustee shall fail to comply with Section 608(a) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months; or

          (ii) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder of Securities; or

          (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (B) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to any or all series of Securities and the appointment of a successor Trustee or Trustees with respect to such series.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and such successor Trustee or Trustees shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

          SECTION 611.  Acceptance of Appointment by Successor.  (a)  In case of
                        ---------------------------------------
the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

          (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and
(iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor

Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

          (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

          (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

          SECTION 612.  Merger, Conversion, Consolidation or Succession to
                        --------------------------------------------------
Business.  Any corporation into which the Trustee may be merged or converted or
---------
with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

          SECTION 613.  Preferential Collection of Claims Against Company.  The
                        --------------------------------------------------
Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship described in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent indicated therein.

          SECTION 614.  Appointment of Authenticating Agent.  The Trustee may
                        ------------------------------------
appoint an Authenticating Agent or Agents with respect to one or more series of securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent for any series of securities may resign at any time by giving written notice thereof to the Trustee for such series and to the Company. The Trustee for any series may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee for such series may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

          If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

     "This is one of the Securities of the series designated therein and referred to in the within-mentioned Indenture.


                         [                                            ]

                         AS TRUSTEE

                         By                                        ,

                         as Authenticating Agent
                         By                                        ,

                         Authorized Signatory"


Notwithstanding any provision of this Section 614 to the contrary, if at any time any Authenticating Agent appointed hereunder with respect to any series of Securities shall not also be acting as the Security Registrar hereunder with respect to any series of Securities, then, in addition to all other duties of an Authenticating Agent hereunder, such Authenticating Agent shall also be obligated: (a) to furnish to the Security Registrar promptly all information necessary to enable the Security Registrar to maintain at all times an accurate and current Security Register; and (b) prior to authenticating any Security denominated in a foreign currency, to ascertain from the Company the units of such foreign currency that are required to be determined by the Company pursuant to Section 302.

                                  ARTICLE VII

               Holder's Lists and Reports by Trustee and Company
               -------------------------------------------------

          SECTION 701.  Company To Furnish Trustee Names and Addresses of
                        -------------------------------------------------
Holders.  With respect to each series of Securities, the Company will furnish or
--------
cause to be furnished to the Trustee:

          (a) semiannually, not more than 15 days after each Regular Record Date relating to that series (or, if there is no Regular Record Date relating to that series, on June 30 and December 31), a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of that series as of such dates; and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content, such list to be dated as of a date not more than 15 days prior to the time such list is furnished;

provided that so long as the Trustee is the Security Registrar, the Company
--------
shall not be required to furnish or cause to be furnished such a list to the Trustee.

          SECTION 702.  Preservation of Information; Communications to Holders.
                        -------------------------------------------------------
(a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of each series contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders of each series received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

          (b) Holders of Securities may communicate pursuant to the Trust Indenture Act with other Holders with respect to their rights under this Indenture or under the Securities.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

          SECTION 703.  Reports by Trustee.  (a)  Within 60 days after January
                        -------------------
31 of each year commencing with the year 1999, the Trustee shall transmit by mail to Holders a brief report dated as of such reporting date that complies with Section 313(a) of the Trust Indenture Act.

          (b) The Trustee shall comply with Section 313(b) of the Trust Indenture Act.

          (c)   Reports pursuant to this Section shall be transmitted by mail:

          (i) to all Holders of Securities, as the names and addresses of such Holders appear in the Security Register;

          (ii) to such Holders of Securities as have, within the two years preceding such transmissions, filed their names and addresses with the Trustee for that purpose; and

          (iii) except in the case of reports pursuant to subsection (b) of this Section, to each Holder of a Security whose name and address is preserved at the time by the Trustee, as provided in Section 702(a).

          (d)   A copy of each report pursuant to Subsection (a) or (b) of this
Section 703 shall, at the time of its transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

          SECTION 704.  Reports by Company.  The Company shall file with the
                        -------------------
Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 12 or
Section 15(d) of the Securities Exchange Act of 1934, as amended, and shall otherwise comply with Section 314(a) of the Trust Indenture Act.


                                 ARTICLE VIII

             Consolidation, Merger, Conveyance, Transfer or Lease
             ----------------------------------------------------

          SECTION 801.  Company May Consolidate, etc., Only on Certain Terms.
                        -----------------------------------------------------
The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

          (a) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust, shall be organized and existing under the laws of the United States or any state thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest (including all Additional Amounts, if any) on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (b) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

          (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

          SECTION 802.  Successor Person Substituted.  Upon any consolidation by
                        -----------------------------
the Company with or merger by the Company into any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of such lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                  ARTICLE IX

                            Supplemental Indentures
                            -----------------------

          SECTION 901.  Supplemental Indentures Without Consent of Holders.
                        ---------------------------------------------------
Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities;

          (b) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series), to convey, transfer, assign, mortgage or pledge any property to or with the Trustee or otherwise secure any series of the Securities or to surrender any right or power herein conferred upon the Company;

          (c) to add any additional Events of Default with respect to all or any series of the Securities (and, if such Event of Default is applicable to less than all series of Securities, specifying the series to which such Event of Default is applicable);

          (d) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of securities; provided that any
                                                               --------
     such addition,change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is adversely affected by such addition or such change in or elimination of such provision;

          (e) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301 and to provide for uncertificated Securities in addition to or in place of certificated Securities, or to provide for certificated Securities in addition to or in place of uncertificated Securities;

          (f) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Section 401 or Section 403; provided, however,
                                                           --------  -------
     that any such action shall not adversely affect the interest of the Holders of Securities of such series or any other series of Securities in any material respect;

          (h) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b);

          (i) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided that such action under
                                             --------
     this clause shall not adversely affect the interests of the Holders of Securities of any series in any material respect;

          (j) to provide for the terms and conditions of conversion into Common Stock or other Marketable Securities of the Securities of any series which are convertible into Common Stock or other Marketable Securities, if different from those set forth in Article Fourteen; or

          (k) to comply with any requirement in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act.

          SECTION 902.  Supplemental Indentures with Consent of Holders.  With
                        ------------------------------------------------
the consent of the Holders of a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental
                             --------  -------
indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (a) change the Stated Maturity of the principal of, or any installment of principal of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon, any Additional Amounts with respect thereto or any premium payable upon the redemption thereof, or change any obligation of the Company to pay Additional Amounts (except as contemplated by Section 801(a) and permitted by Section 901(a)), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or adversely affects any right of Repayment at the option of the Holder of any security, or change any Place of Payment where, or the coin or currency or currencies (including composite currencies or currency units) in which, any Security or any premium or any interest thereon or Additional Amounts with respect thereto is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or Repayment at the option of the Holder, on or after the Redemption Date or the Repayment Date, as the case may be);

          (b) reduce the percentage in principal amount of Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

          (c) modify any of the provisions of this Section, Section 513 or
     Section 1008, except to increase any such percentage or to provide with respect to any particular series the right to condition the effectiveness of any supplemental indenture as to that series on the consent of the Holders of a specified percentage of the aggregate principal amount of Outstanding Securities of such series (which provision may be made pursuant to Section 301 without the consent of any Holder) or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require
              --------  -------
     the comment of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1010, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(f).

          A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          SECTION 903.  Execution of Supplemental Indentures.  In executing, or
                        -------------------------------------
accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          SECTION 903.  Execution of Supplemental Indentures.  In executing, or
                        -------------------------------------
accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section
601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, immunities or liabilities under this Indenture or otherwise.

          SECTION 904.  Effect of Supplemental Indentures.  Upon the execution
                        ----------------------------------
of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          SECTION 905.  Conformity with Trust Indenture Act.  Every supplemental
                        ------------------------------------
indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

          SECTION 906.  Reference in Securities to Supplemental Indentures.
                        ---------------------------------------------------
Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                   ARTICLE X

                                   Covenants
                                   ---------

          SECTION 1001.  Payment of Principal, Premium and Interest.  The
                         -------------------------------------------
Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any), interest on and any Additional Amounts with respect to the Securities of that series in accordance with the terms of the Securities and this Indenture.

          SECTION 1002.  Maintenance of Office or Agency.   The Company will
                         --------------------------------
maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. Unless otherwise designated by the Company by written notice to the Trustee,
such office or agency shall be the principal office of [                     ],
in the City of New York, which, on the date hereof, is located at [          ].
The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

          The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission
                   --------  -------
shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Company in accordance with
Section 305.

          SECTION 1003.  Money for Securities Payments To Be Held in Trust.  If
                         --------------------------------------------------
the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on or any Additional Amounts with respect to any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents for any series of Securities, the Company will, on or before each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (a) hold all sums held by it for the payment of the principal of (and premium, if any), interest on or any Additional Amounts with respect to Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (b) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any), interest on or any Additional Amounts with respect to the Securities of that series; and

          (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for three years after such principal (and premium, if any) or interest has become due and payable shall, unless otherwise required by mandatory provisions of applicable escheat, or abandoned or unclaimed property law, be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however,
                                                          --------  -------
that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in The Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified herein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will, unless otherwise required by mandatory provisions of applicable escheat, or abandoned or unclaimed property law, be repaid to the Company.

          SECTION 1004.  Existence.  Subject to Article VII, the Company will do
                         ----------
or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

          SECTION 1005.  Maintenance of Properties.  The Company will cause all
                         --------------------------
properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent that
              --------  -------
Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

          SECTION 1006.  Payment of Taxes and Other Claims.  The Company will
                         ----------------------------------
pay or discharge or cause to be paid or
discharged, before the same shall become delinquent, (a) all material taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (b) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay
                --------  -------
or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

          SECTION 1007.  Statement by Officers as to Default.  The Company will
                         ------------------------------------
deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof so long as any Security is outstanding hereunder, an Officers' Certificate, stating that a review of the activities of the Company during such year and of performance under this Indenture has been made under the supervision of the signers thereof and whether or not to the best of their knowledge, based upon such review, the Company is in default in the performance, observance or fulfillment of any of its covenants and other obligations under this Indenture, and if the Company shall be in default, specifying each such default known to them and the nature and status thereof. One of the officers signing the Officers' Certificate delivered pursuant to this
Section 1009 shall be the principal executive, financial or accounting officer of the Company.

          For purposes of this Section, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

          SECTION 1008.  Waiver of Certain Covenants.  The Company may omit in
                         ----------------------------
any particular instance to comply with any covenant or condition set forth in Sections 1005 to 1008, inclusive, with respect to the securities of any series, or any covenant added for the benefit of any series of Securities as contemplated by Section 301 (unless otherwise specified pursuant to Section 301) if before or after the time for such compliance the Holders of a majority in principal amount of the Outstanding Securities of such series affected by such omission (acting as one class) shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant, or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

          SECTION 1009.  Additional Amounts.  If the Securities of a series
                         -------------------
provide for the payment of Additional Amounts, the Company will pay to the Holder of any Security of such series Additional Amounts as provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

          If the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal and any premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company shall furnish the Trustee and the Company's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and any premium or interest on the Securities of that series shall be made to Holders of Securities of that series who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities and the Company will pay to such Paying Agent the Additional Amounts required by this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

                                  ARTICLE XI

                           Redemption of Securities
                           ------------------------

          SECTION 1101.  Applicability of Article.   Securities of any series
                         -------------------------
which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

          SECTION 1102.  Election To Redeem; Notice to Trustee.  The election of
                         --------------------------------------
the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date, the principal amount of Securities of such series to be redeemed, the Redemption Price of such Securities and the amount of any accrued interest and Additional Amounts payable with respect thereto on the Redemption Date. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

          SECTION 1103.  Selection by Trustee of Securities to be Redeemed.  If
                         --------------------------------------------------
less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, pro rata or by lot or by such other method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series or of the principal amount of global Securities of such series.

          The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

          SECTION 1104.  Notice of Redemption.  Notice of redemption shall be
                         ---------------------
given in the manner provided in Section 107 to each Holder of Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date.

          All notices of redemption shall state:

          (a) the Redemption Date;

          (b) the Redemption Price, including each component thereof;

          (c) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed;

          (d) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

          (e) the place or places where such Securities are to be surrendered for payment of the Redemption Price;

          (f) that the redemption is for a sinking fund, if such is the case;

          (g) the aggregate principal amount of Securities being redeemed; and

          (h) the "CUSIP" number of the Securities, if applicable; and

          (i) such other information as the Trustee in its reasonable discretion deems appropriate.

A notice of redemption as contemplated by Section 107 need not identify particular Securities to be redeemed. Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

          SECTION 1105.  Deposit of Redemption Price.  On or before any
                         ----------------------------
Redemption Date, the Company shall deposit with the

Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, and any Additional Amounts with respect to, all the Securities which are to be redeemed on that date.

          SECTION 1106.  Securities Payable on Redemption Date.  Notice of
                         --------------------------------------
redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price, accrued interest on Additional Amounts, if any, payable) such Securities shall cease to bear interest redeemed. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest (and any Additional Amounts) to the Redemption Date; and provided, however, that installments of interest whose Stated Maturity
          --------  -------
is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security or, in the case of Original Issue Discount Securities, the Securities' Yield to Maturity.

          SECTION 1107.  Securities Redeemed in Part.  Any Security which is to
                         ----------------------------
be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and Stated Maturity, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

          SECTION 1108.  Purchase of Securities.  Unless otherwise specified as
                         -----------------------
contemplated by Section 301, the Company and any Affiliate of the Company may at any time purchase or otherwise acquire Securities in the open market or by private agreement. Such acquisition shall not operate as or be deemed for any purpose to be a redemption of the indebtedness represented by such Securities. Any Securities purchased or acquired by the Company may be delivered to the Trustee and, upon such delivery, the indebtedness represented thereby shall be deemed to be satisfied. Section 309 shall apply to all Securities so delivered.

          SECTION 1109.  Rescission of Redemption.  In the event that this
                         -------------------------
Section 1109 is specified to be applicable to a series of Securities pursuant to
Section 301 and a Redemption Rescission Event shall occur following any day on which a notice of redemption shall have been given pursuant to Section 1104 hereof but at or prior to the time and date fixed for redemption as set forth in such notice of redemption, the Company may, at its sole option, at any time prior to the earlier of (i) the close of business on that day which is two Trading Days following such Redemption Rescission Event and (ii) the time and date fixed for redemption as set forth in such notice of redemption shall have related by making a public announcement of such rescission (the date on which such public announcement shall have been made being hereinafter referred to as the "Rescission Date"). The Company shall be deemed to have made such announcement if it shall issue a release to the Dow Jones New Service, Reuters Information Services or any successor news wire service. From and after the making of such announcement, the Company shall have no obligation to redeem Securities called for redemption pursuant to such notice of redemption or to pay the Redemption Price therefor and all rights of Holders of Securities shall be restored as if such notice of redemption had not been given. As promptly as practicable following the making of such announcement, the Company shall telephonically notify the Trustee and the Paying Agent of such rescission. The Company shall give notice of any such rescission by first-class mail, postage prepaid, mailed as promptly as practicable but in no event later than the close of business on that day which is five Trading Days following the Rescission Date to each Holder of Securities at the close of business on the Rescission Date, to any other Person that was a Holder of Securities and that shall have surrendered Securities for conversion following the giving of notice of the subsequently rescinded redemption and to the Trustee and the Paying Agent. Each notice of rescission shall (w) state that the redemption described in the notice of redemption has been rescinded, (x) state that any Converting Holder shall be entitled to rescind the conversion of Securities surrendered for conversion following the day on which notice of redemption was given but on or prior to the date of the mailing of the Company's notice of rescission, (y) be accompanied by a form prescribed by the Company to be used by any Converting Holder rescinding the conversion of

Securities so surrendered for conversion (and instructions for the completion and delivery of such form, including instructions with respect to any payment that may be required to accompany such delivery) and (z) state that such form must be properly completed and received by the Company no later than the close of business on a date that shall be 15 Trading Days following the date of the mailing of such notice of rescission.

          SECTION 1110.  Repayment at the Option of Holders.     Securities of
                         -----------------------------------
any series which are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with the terms of the Securities of such series. The repayment of any principal amount of Securities pursuant to such option of the Holder to require repayment of Securities before their stated Maturity, for purposes of Section 309 shall not operate as a payment, redemption or satisfaction of the indebtedness represented by such Securities unless and until the Company, at its option, shall deliver or surrender the same to the Trustee with a directive that such Securities be canceled. Notwithstanding anything to the contrary contained in this Section 1110, in connection with any repayment of Securities, the Company may arrange for the purchase of any Securities by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Holders of such Securities on or before the close of business on the repayment date an amount not less than the repayment price payable by the Company on repayment of such Securities, and the obligation of the Company to pay the repayment price of such Securities shall be satisfied and discharged to the extent such payment is so paid by such purchasers.


                                  ARTICLE XII

                                 Sinking Funds
                                 -------------

          SECTION 1201.  Applicability of Article.  The provisions of this
                         -------------------------
Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

          The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." Unless otherwise provided by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

          SECTION 1202.  Satisfaction of Sinking Fund Payments with Securities.
                         ------------------------------------------------------
The Company (a) may deliver Outstanding Securities of a series (other than any previously called for redemption), and (b) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

          SECTION 1203.  Redemption of Securities for Sinking Fund.  Not less
                         ------------------------------------------
than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivery of or by crediting Securities of that series pursuant to
Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.


                                 ARTICLE XIII

                       Meetings of Holders of Securities
                       ---------------------------------

          SECTION 1301.  Purposes for Which Meetings May Be Called.  A meeting
                         ------------------------------------------
of Holders of Securities of any or all series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

          SECTION 1302.  Call, Notice and Place of Meetings.  (a)  The Trustee
                         -----------------------------------
may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1301, to be held at such time and at such place in Atlanta, Georgia, in The Borough of Manhattan, The City of New York, or in any other location, as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 107, not less than 20 nor more than 180 days prior to the date fixed for the meeting.

          (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of any series, shall have requested the Trustee for any such series to call a meeting of the Holders of Securities of such series for any purpose specified in Section 1301, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 30 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in Atlanta, Georgia, or in The Borough of Manhattan, The City of New York, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in Subsection (a) of this Section.

          SECTION 1303.  Persons Entitled To Vote at Meetings.  To be entitled
                         -------------------------------------
to vote at any meeting of Holders of Securities of any series, a Person shall be
(a) a Holder of one or more Outstanding Securities of such series, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

          SECTION 1304.  Quorum; Action.  The Persons entitled to vote a
                         ---------------
majority in aggregate principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Subject to Section 1305(d), notice of the reconvening of any adjourned meeting shall be given as provided in
Section 1302(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly that Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series shall constitute a quorum.

          Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series; provided, however, that, except as limited by the proviso to Section
        --------  -------
902, any resolution with respect to any request, demand, authorization, direction, notice, consent or waiver which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage that is less than a majority in aggregate principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in aggregate principal amount of the Outstanding Securities of that series.

          Except as limited by the proviso to Section 902, any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series, whether or not present or represented at the meeting.

          SECTION 1305.  Determination of Voting Rights; Conduct and Adjournment
                         -------------------------------------------------------
of Meetings.  (a)  The holding of Securities shall be proved in the manner
------------
specified in Section 105 and the appointment of any proxy shall be proved in the manner specified in Section 105. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 105 or other proof.

          (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 1302(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of such series represented at the meeting.

          (c) At any meeting each Holder of a Security of such series and each proxy shall be entitled to one vote for each $1,000 principal amount of the Outstanding Securities of such series held or represented by him; provided,
                                                                  --------
however, that no vote shall be cast or counted at any meeting in respect of any
-------
Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or as a proxy.

          (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 1302 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

          SECTION 1306.  Counting Votes and Recording Action of Meetings.  The
                         ------------------------------------------------
vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to such record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that such notice was given as provided in Section 1302 and, if applicable, Section 1304. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.


                                  ARTICLE XIV

                                  Conversion
                                  ----------

          Section 1401.  Conversion Privilege.  If so provided in a Board
                         --------------------
Resolution with respect to the Securities of any series, the Holder of a Security of such series shall have the right, at such Holder's option, to convert, in accordance with the terms of such series of Securities and this
Article XIV, all or any part (in a denomination of, unless otherwise specified in a Board Resolution or supplemental indenture with respect to Securities of such series, $1,000 in principal amount or any integral multiple thereof) of such Security into shares of Common Stock or other Marketable Securities specified in such Board Resolution at any time or, as to any Securities called for redemption, at any time prior to the time and date fixed for such redemption (unless the Company shall default in the payment of the Redemption Price, in which case such right shall not terminate at such time and date). The provisions of this Article Fourteen shall not be applicable to the Securities of a series unless otherwise specified in a Board Resolution with respect to the Securities of such series.

          Section 1402.  Conversion Procedure; Rescission of Conversion;
                         -----------------------------------------------
Conversion Price; Fractional Shares.  (a)  Each Security to which this Article
-----------------------------------
is applicable shall be convertible at the office of the Conversion Agent, and at such other place or places, if any, specified in a Board Resolution with respect to the Securities of such series, into fully paid and nonassessable shares (calculated to the nearest 1/100th of a share) of Common Stock or other Marketable Securities. The Securities will be converted into shares of Common Stock or such other Marketable Securities at the Conversion Price therefor. No payment or adjustment shall be made in respect of dividends on the Common Stock or such other Marketable Securities, or accrued interest on a converted Security except as described in Section 1409. The Company may, but shall not be required, in connection with any conversion of Securities, to issue a fraction of a share of Common Stock or of such other Marketable Security, and, if the Company shall determine not to issue any such fraction, the Company shall, subject to Section 1403(4), make a cash payment (calculated to the nearest cent) equal to such fraction multiplied by the Closing

Price of the Common Stock or such other Marketable Security on the last Trading Day prior to the date of conversion.

          (b) Before any Holder of a Security shall be entitled to convert the same into Common Stock or other Marketable Securities, such Holder shall surrender such Security duly endorsed to the Company or in blank, at the office of the Conversion Agent or at such other place or places, if any, specified in a Board Resolution with respect to the Securities of such series, and shall give written notice to the Company at said office or place that he elects to convert the same and shall state in writing therein the principal amount of Securities to be converted and the name or names (with addresses) in which he wishes the certificate or certificates for Common Stock or for such other Marketable Securities to be issued; provided, however, that no Security or portion thereof
                         --------  -------
shall be accepted for conversion unless the principal amount of such Security or such portion, when added to the principal amount of all other Securities or portions thereof then being surrendered by the Holder thereof for conversion, exceeds the then effective Conversion Price with respect thereto. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares of Common Stock or such other Marketable Securities which shall be deliverable upon conversion shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted thereby) so surrendered. Subject to the next succeeding sentence, the company will, as soon as practicable thereafter, issue and deliver at said office or place to such Holder of a Security, or to his nominee or nominees, certificates for the number of full shares of Common Stock or other Marketable Security to which he shall be entitled as aforesaid, together, subject to the last sentence of paragraph (a) above, with cash in lieu of any fraction of a share to which he would otherwise be entitled. The Company shall not be required to deliver certificates for shares of Common Stock or other Marketable Securities while the stock transfer books for such stock or the transfer books for such Marketable Securities, as the case may be, or the Security Register are duly closed for any purpose, but certificates for shares of Common Stock or other Marketable Securities shall be issued and delivered as soon as practicable after the opening of such books or Security Register. A Security shall be deemed to have been converted as of the close of business on the date of the surrender of such Security for conversion as provided above, and the person or persons entitled to receive the Common Sock or other Marketable Securities issuable upon such conversion shall be treated for all purposes as the record Holder or Holders of such Common Stock or other Marketable Securities as of the close of business on such date. In case any Security shall be surrendered for partial conversion, the Company shall execute and the Trustee shall authenticate and deliver to or upon written order of the Holder of the Securities so surrendered, without charge to such Holder of the Securities so surrendered, without charge to such Holder (subject to the provisions of Section 1408), a new Security or Securities in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Security.

          (c) Notwithstanding anything to the contrary contained herein, in the event the Company shall have rescinded a redemption of Securities pursuant to
Section 1109 hereof, any Holder of Securities that shall have surrendered Securities for conversion following the day on which notice of the subsequently rescinded redemption shall have been given but prior to the later of (a) the close of business on the Trading Day next succeeding the date on which public announcement of the rescission of such redemption shall have been made and (b) the date of the mailing of the notice of rescission required by Section 1109 hereof (a "Converting Holder") may rescind the conversion of such Securities surrendered for conversion by (i) properly completing a form prescribed by the Company and mailed to Holders of Securities (including Converting Holders) with the Company's notice of rescission, which form shall provide for the certification by any Converting Holder rescinding a conversion on behalf of any beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of Securities that the beneficial ownership (within the meaning of such Rule) of such Securities shall not have changed from the date on which such Securities were surrendered for conversion to the date of such certification and
(ii) delivering such form to the Company no later than the close of business on that date which is fifteen Trading Days following the date of the mailing of the Company's notice of rescission. The delivery of such form by a Converting Holder shall be accompanied by (x) any certificates representing shares of Common Stock or other securities issued to such Converting Holder upon a conversion of Securities that shall be rescinded by the proper delivery of such form (the "Surrendered Securities"), (y) any securities, evidences of indebtedness or assets (other than cash) distributed by the Company to such Converting Holder by reason of such Converting Holder being a record holder of Surrendered Securities and (z) payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the sum of (I) any cash such Converting Holder may have received in lieu of the issuance of fractional Surrendered Securities and (II) any cash paid or payable by the Company to such Converting Holder by reason of such Converting Holder being a record holder of Surrendered Securities. Upon receipt by the Company of any such form properly completed by a Converting Holder and any certificates, securities, evidences of indebtedness, assets or cash payments required to be returned by such Converting Holder to the Company as set forth above, the Company shall instruct the transfer agent or agents for shares of Common Stock or other securities to cancel any certificates representing Surrendered Securities (which Surrendered Securities shall be deposited in the treasury of the Company) and shall instruct the Registrar to reissue certificates representing Securities to such Converting Holder (which Securities shall be deemed to have been Outstanding at all times during the period following their surrender for conversion). The Company shall, as promptly as practicable, and in no event more than five Trading Days following the receipt of any such properly completed form and any such certificates, securities, evidences or indebtedness, assets or cash payments required to be so returned, pay to the Holder of Securities surrendered to the Company pursuant to a rescinded conversion or as otherwise directed by such Holder any interest paid or other payment made to Holders of Securities during the period from the time such Securities shall have been surrendered for conversion to the rescission of such conversion. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any form submitted to the Company to rescind the conversion of Securities, including questions as to the proper completion or execution of any such form or any certification contained therein, shall be resolved by the Company, whose determination shall be final and binding.

          Section 1403.  Adjustment of Conversion Price for Common Stock or
                         --------------------------------------------------
Marketable Securities.  The Conversion Price with respect to any Security which
---------------------
is convertible into Common Stock or other Marketable Securities shall be adjusted from time to time as follows:

          (1) In case the Company shall, at any time or from time to time while any of such Securities are outstanding, (i) pay a dividend in shares of its Common Stock or other Marketable Securities, (ii) combine its outstanding shares of Common Stock or other Marketable Securities into a smaller number of shares or securities, (iii) subdivide its outstanding shares of Common Stock or other Marketable Securities or (iv) issue by reclassification of its shares of Common Stock or other Marketable Securities any shares of stock or other Marketable Securities of the Company, then the Conversion Price in effect immediately before such action shall be adjusted so that the Holders of such Securities, upon conversion thereof into Common Stock or other Marketable Securities immediately following such event, shall be entitled to receive the kind and amount of shares of capital stock of the Company or other Marketable

     Securities which they would have owned or been entitled to receive upon or by reason of such event if such Securities had been converted immediately before the record date (or, if no record date, the effective date) for such event. An adjustment made pursuant to this Section 1403(1) shall become effective retroactively immediately after the record date in the case of a dividend or distribution and shall become effective retroactively immediately after the effective date in the case of a subdivision, combination or reclassification. For the purposes of this Section 1403(1), each Holder of Securities shall be deemed to have failed to exercise any right to elect the kind or amount of securities receivable upon the payment of any such dividend, subdivision, combination or reclassification (provided that if the kind or amount of securities receivable upon such dividend, subdivision, combination or reclassification is not the same for each nonelecting share, then the kind and amount of securities or other property receivable upon such dividend, subdivision, combination or reclassification for each nonelecting share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares).

          (2) In case the Company shall, at any time or from time to time while any of such Securities are outstanding, issue rights or warrants to all holders of shares of its Common Stock or other Marketable Securities entitling them (for a period expiring within 45 days after the record date for such issuance) to subscribe for or purchase shares of Common Stock or other Marketable Securities (or securities convertible into shares of Common Stock or other Marketable Securities) at a price per share less than the Current Market Price of the Common Stock or other Marketable Securities at such record date (treating the price per share of the securities convertible into Common Stock or other Marketable Securities as equal to
     (x) the sum of (i) the price for a unit of the security convertible into Common Stock or other Marketable Securities plus (ii) any additional consideration initially payable upon the conversion of such security into Common Stock or other Marketable Securities divided by (y) the number of shares of Common Stock or other Marketable Securities initially underlying such convertible security), the Conversion Price with respect to such Securities shall be adjusted so that it shall equal the price determined by dividing the Conversion Price in effect immediately prior to the date of issuance of such rights or warrants by a fraction, the numerator of which shall be the number of shares of Common Stock or other Marketable Securities outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock or other Marketable Securities offered for subscription or purchase (or into which the convertible securities so offered are initially convertible), and the denominator of which shall be the number of shares of Common Stock or other Marketable Securities outstanding on the date of issuance of such rights or warrants plus the number of shares or securities which the aggregate offering price of the total number of shares or securities so offered for subscription or purchase (or the aggregate purchase price of the convertible securities so offered plus the aggregate amount of any additional consideration initially payable upon conversion of such Securities into Common Stock or other Marketable Securities) would purchase at such Current Market Price of the Common Stock or other Marketable Securities. Such adjustment shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such rights or warrants.

          (3) In case the Company shall, at any time or from time to time while any of such Securities are outstanding, distribute to all holders of shares of its Common Stock or other Marketable Securities (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation and the Common Stock or other Marketable Securities are not changed or exchanged) cash, evidences of its indebtedness, securities or assets (excluding (i) regular periodic cash dividends in amounts, if any, determined from time to time by the Board of Directors, (ii) dividends payable in shares of Common Stock or other Marketable Securities for which adjustment is made under Section 1403(1) or
     (iii) rights or warrants to subscribe for or purchase securities of the Company (excluding those referred to in Section 1403(2)), then in each such case the Conversion Price with respect to such Securities shall be adjusted so that it shall equal the price determined by dividing the Conversion Price in effect immediately prior to the date of such distribution by a fraction, the numerator of which shall be the Current Market Price of the Common Stock or other Marketable Securities on the record date referred to below, and the denominator of which shall be such Current Market Price of the Common Stock or other Marketable Securities less the then fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive) of the portion of the cash or assets or evidences of indebtedness or securities so distributed or of such subscription rights or warrants applicable to one share of Common Stock or one other Marketable Security (provided that such denominator shall never be less than 1.0); provided, however, that no adjustment shall be made with respect to any
     --------  -------
     distribution of rights to purchase securities of the Company if a Holder of Securities would otherwise be entitled to receive such rights upon conversion at any time of such Securities into Common Stock or other Marketable Securities unless such rights are subsequently redeemed by the Company, in which case such redemption shall be treated for purposes of this Section as a dividend on the Common Stock or other Marketable Securities. Such adjustment shall become effective retroactively immediately after the record date for the determination of stockholders or holders of Marketable Securities entitled to receive such distribution; and in the event that such distribution is not so made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such record date had not been fixed.

          (4) The Company shall be entitled to make such additional adjustments in the Conversion Price, in addition to those required by subsections 1403(l), 1403(2) and 1403(3), as shall be necessary in order that any dividend or distribution of Common Stock or other Marketable Securities, any subdivision, reclassification or combination of shares of Common Stock or other Marketable Securities or any issuance of rights or warrants referred to above shall not be taxable to the holders of Common Stock or other Marketable Securities for United States Federal income tax purposes.

          (5) In any case in which this Section 1403 shall require that any adjustment be made effective as of or retroactively immediately following a record date, the Company may elect to defer (but only for five (5) Trading Days following the filing of the statement referred to in Section 1405) issuing to the Holder of any Securities converted after such record date the shares of Common Stock and other capital stock of the Company or other Marketable Securities issuable upon such conversion over and above the shares of Common Stock and other capital stock of the Company or other Marketable Securities issuable upon such conversion on the basis of the Conversion Price prior to adjustment; provided, however, that the Company
                                           --------  -------
     shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

          (6) All calculations under this Section 1403 shall be made to the nearest cent or one-hundredth of a share or security, with one-half cent and .005 of a share, respectively, being rounded upward. Notwithstanding any other provision of this Section 1403, the Company shall not be required to make any adjustment of the conversion Price unless such adjustment would require an increase or decrease of at least 1% of such price. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% in such price. Any adjustments under this
     Section 1403 shall be made successively whenever an event requiring such an adjustment occurs.

          (7) In the event that at any time, as a result of an adjustment made pursuant to this Section 1403, the Holder of any Security thereafter surrendered for conversion shall become entitled to receive any shares of stock of or other Marketable Securities of the Company other than shares of Common Stock or Marketable Securities into which the Securities originally were convertible, the Conversion Price of such other shares or Marketable Securities so receivable upon conversion of any such Security shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock and Marketable Securities contained in subparagraphs (1) through (6) of this Section 1403, and the provision of Sections 1401, 1402 and 1404 through 1409 with respect to the Common Stock or other Marketable Securities shall apply on like or similar terms to any such other shares or Marketable Securities and the determination of the Board of Directors as to any such adjustment shall be conclusive.

          (8) No adjustment shall be made pursuant to this Section (i) if the effect thereof would be to reduce the Conversion Price below the par value (if any) of the Common Stock or other Marketable Security, if any, or (ii) subject to 1403(5) hereof, with respect to any Security that is converted prior to the time such adjustment otherwise would be made.

          Section 1404.  Consolidation or Merger of the Company.  In case of
                         --------------------------------------
either (a) any consolidation or merger to which the Company is a party, other than a merger or consolidation in which the Company is the surviving or continuing corporation and which does not result in a reclassification of, or change (other than a change in par value or from par value to no par value or from no par value to par value, as a result of a subdivision or combination) in, outstanding shares of Common Stock or other Marketable Securities or (b) any sale or conveyance of all or substantially all of the property and assets of the Company to another Person, then each Security then Outstanding shall be convertible from and after such merger, consolidation, sale or conveyance of property and assets into the kind and amount of shares of stock or other securities and property (including cash) receivable upon such consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock or other Marketable Securities into which such Securities would have been converted immediately prior to such consolidation, merger, sale or conveyance, subject to adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article Fourteen (and assuming such holder of Common Stock or other Marketable Securities failed to exercise his rights of election, if any, as to the kind or amount of securities, cash or other property (including cash) receivable upon such consolidation, merger, sale or conveyance (provided that, if the kind or amount cf securities, cash or other property (including cash) receivable upon such consolidation, merger, sale or conveyance is not the same for each nonelecting share, then the kind and amount of securities, cash or other property (including cash) receivable upon such consolidation, merger, sale or conveyance for each nonelecting share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares or securities)). The Company shall not enter into any of the transactions referred to in clause (a) or (b) of the preceding sentence unless effective provision shall be made so as to give effect to the provisions set forth in this Section 1404. The provisions of this Section 1404 shall apply similarly to successive consolidations, mergers, sales or conveyances.

          Section 1405.  Notice of Adjustment.  Whenever an adjustment in the
                         --------------------
Conversion Price with respect to a series of Securities is required:

          (1) the Company shall forthwith place on file with the Trustee and any Conversion Agent for such Securities a certificate of the Treasurer of the Company, stating the adjusted Conversion Price determined as provided herein and setting forth in reasonable detail such facts as shall be necessary to show the reason for and the manner of computing such adjustment, such certificate to be conclusive evidence that the adjustment is correct; and

          (2) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion

     Price shall forthwith be nailed, first class postage prepaid, by the Company to the Holders of record of such Outstanding Securities.

          Section 1406.  Notice in Certain Events.  In case:
                         ------------------------

          (1) of a consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or conveyance to another person or entity or group of persons or entities acting in concert as a partnership, limited partnership, syndicate or other group (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of all or substantially all of the property and assets of the Company; or

          (2) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

          (3) of any action triggering an adjustment of the Conversion Price pursuant to this Article Fourteen;

then, in each case, the Company shall cause to be filed with the Trustee and the Conversion Agent for the applicable Securities, and shall cause to be mailed, first class postage prepaid, to the Holders of record of applicable Securities, at least fifteen (15) days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of any distribution or grant of rights or warrants triggering an adjustment to the Conversion Price pursuant to this Article Fourteen, or, if a record is not to be taken, the date as of which the holders of record of Common Stock or other Marketable Securities entitled to such distribution, rights or warrants are to be determined, or (y) the date on which any reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up triggering an adjustment to the Conversion Price pursuant to this Article Fourteen is expected to become effective, and the date as of which it is expected that holders of Common Stock or other Marketable Securities of record shall be entitled to exchange their Common Stock or other Marketable Securities for securities or other property deliverable upon such reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up.

          Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in clause (1), (2) or (3) of this Section.

          Section 1407.  Company To Reserve Stock or other Marketable
                         --------------------------------------------
Securities; Registration; Listing.  (a)  The Company shall at all times reserve
---------------------------------
and keep available, free
from preemptive rights, out of its authorized but unissued shares of Common Stock or other Marketable Securities, for the purpose of effecting the conversion of the Securities, such number of its duly authorized shares of Common Stock or number or principal amount of other Marketable Securities as shall from time to time be sufficient to effect the conversion of all applicable outstanding Securities into such Common Stock or other Marketable Securities at any time (assuming that, at the time of the computation of such number of shares or securities, all such Securities would be held by a single Holder); provided,
                                                                      --------
however, that nothing contained herein shall preclude the Company from
-------
satisfying its obligations in respect of the conversion of the Securities by delivery of purchased shares of Common Stock or other Marketable Securities which are held in the treasury of the Company. The Company shall from time to time, in accordance with the laws of the State of Delaware, use its best efforts to cause the authorized amount of the Common Stock or other Marketable Securities to be increased if the aggregate of the authorized amount of the Common Stock or other Marketable Securities remaining unissued and the issued shares of such Common Stock or other Marketable Securities in its treasury (other than any such shares reserved for issuance in any other connection) shall not be sufficient to permit the conversion of all Securities.

          (b) If any shares of Common Stock or other Marketable Securities which would be issuable upon conversion of Securities hereunder require registration with or approval of any governmental authority before such shares or securities may be issued upon such conversion, the Company will in good faith and as expeditiously as possible endeavor to cause such shares or securities to be duly registered or approved, as the case may be. The Company will endeavor to list the shares of Common Stock or other Marketable Securities required to be delivered upon conversion of the Securities prior to such delivery upon the principal national securities exchange upon which the outstanding Common Stock or other Marketable Securities is listed at the time of such delivery.

          Section 1408.  Taxes on Conversion.  The Company shall pay any and all
                         -------------------
documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of shares of Common Stock or other Marketable Securities on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock or other Marketable Securities or the portion, if any, of the Securities which are not so converted in a name other than that in which the Securities so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of such tax or has established to the satisfaction of the Company that such tax has been paid.

          Section 1409.  Conversion After Record Date.  If any Securities are
                         ----------------------------
surrendered for conversion subsequent to the record date preceding an Interest Payment Date but on or prior to such Interest Payment Date (except Securities called for redemption on a Redemption Date between such record date and Interest Payment Date), the Holder of such Securities at the close of business on such record date shall be entitled to receive the interest payable on such Securities on such Interest Payment Date notwithstanding the conversion thereof.
Securities surrendered for conversion during the period from the close of business on any record date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except in the case of Securities which have been called for redemption on a Redemption Date within such period) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the Securities being surrendered for conversion. Except as provided in this Section 1409, no adjustments in respect of payments of interest on Securities surrendered for conversion or any dividends or distributions or interest on the Common Stock or other Marketable Securities issued upon conversion shall be made upon the conversion of any Securities.

          Section 1410.  Corporate Action Regarding Par Value of Common Stock.
                         ----------------------------------------------------
Before taking any action which would cause an adjustment reducing the applicable Conversion Price below the then par value (if any) of the shares of Common Stock or other Marketable Securities deliverable upon conversion of the Securities, the Company will take any corporation action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock or other Marketable Securities at such adjusted Conversion Price.

          Section 1411.  Company Determination Final.  Any determination that
                         ---------------------------
the Company or the Board of Directors must make pursuant to this Article is conclusive.

          Section 1412.  Trustee's Disclaimer.  The Trustee has no duty to
                         --------------------
determine when an adjustment under this Article should be made, how it should be made or what it should be. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities. The Trustee shall not be responsible for the Company's failure to comply with this Article. Each

Conversion Agent other than the Company shall have the same protection under this Section as the Trustee.


                                   ARTICLE XV

                          Subordination of Securities
                          ---------------------------

          SECTION 1501.  Securities Subordinate to Senior Indebtedness.  The
                         ----------------------------------------------
Company covenants and agrees, and each Holder of a Security or coupon, by his acceptance thereof, whether upon original issue or upon transfer or assignment, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth, the payment of the principal of (and premium, if any) and interest on each and all of the Securities and the payment of any coupon is hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

          Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.07.

          SECTION 1502.  Circumstances Requiring Prior Payment of Senior
                         -----------------------------------------------
Indebtedness.  In the event of any dissolution or winding up or total or partial
-------------
liquidation or reorganization of the Company, whether in bankruptcy, reorganization, insolvency, receivership or similar proceeding, then the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness before the Holders of the Securities or coupons appertaining thereto are entitled to receive any payment on account of principal of (or premium, if any) or interest on the Securities or the payment of the coupons appertaining thereto.

          Unless otherwise provided in Section 3.01, no payment in respect of Securities shall be made if, at the time of such payment, there exists a default in payment of all or any portion of any Senior Indebtedness, and such default shall not have been cured or waived in writing or the benefits of this sentence waived in writing by or on behalf of the holders of such Senior Indebtedness. In addition, unless otherwise provided in Section 3.01, during the continuance of any event of default (other than a default referred to in the immediately preceding sentence) with respect to any Senior Indebtedness permitting the holders to accelerate the maturity thereof and upon written notice thereof given to the Trustee, with a copy to the Company (the delivery of which shall not affect the validity of the notice to the Trustee), by any holder of such Senior Indebtedness or its representative, then, unless and until such an event of default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Company with respect to the principal of or interest on the Securities or to acquire any of the Securities or on account of the redemption provisions for the Securities; provided, however, that if the holders of the
                               --------  -------
Senior Indebtedness to which the default relates have not declared such Senior Indebtedness to be immediately due and payable and within 180 days after the occurrence of such default (or have declared such Senior Indebtedness to be immediately due and payable and within such period have rescinded such declaration of acceleration), then the Company shall resume making any and all required payments in respect of the Securities (including any missed payments). Only one payment blockage period under the immediately preceding sentence may be commenced within any consecutive 365-day period with respect to the Securities. No event of default which existed or was continuing on the date of the commencement of any 180-day payment blockage period with respect to the Senior Indebtedness initiating such payment blockage period shall be, or be made, the basis for the commencement of a second payment blockage period by a Holder or representative of such Senior Indebtedness, whether or not within a period of 365 consecutive days unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days, (and, in the case of any such waiver, no payment shall be made by the Company to the holders of Senior Indebtedness in connection with such waiver other than amounts due pursuant to the terms of the Senior Indebtedness as in effect at the time of such default).

          In the event that, notwithstanding the foregoing, the Trustee or the Holder of any Security shall have received any payment or distribution of any kind or character, whether in cash, property or securities, before all Senior Indebtedness is paid in full or payment thereof provided for, and if such fact shall then have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, agent or other Person making payment or distribution of assets or securities of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

          In addition, nothing in this Section shall prevent the Company from making or the Trustee from receiving or applying any payment in connection with the redemption of Securities if the first publication of notice of such redemption (whether by mail or otherwise in accordance with this Indenture) has been made, and the Trustee has received such payment from the Company, prior to the occurrence of any of the contingencies specified in the first two paragraphs of this Section.

          SECTION 1503.  Subrogation of Rights to Holders of Senior
                         ------------------------------------------
Indebtedness.  Subject to the payment in full of all Senior Indebtedness, the
-------------
Holders of the Securities or coupons appertaining thereto shall be subrogated (to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article) to the rights of the holders of such Senior Indebtedness to receive payments or distributions from the Company applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities, or the coupons appertaining thereto, shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness to which the Holders of the Securities or coupons appertaining thereto or the Trustee would be entitled except for the provisions of this Article, and no payments pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or coupons appertaining thereto or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities or coupons appertaining thereto, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

          SECTION 1504.  Provisions Solely to Define Relative Rights.  The
                         --------------------------------------------
provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities or coupons appertaining thereto, on the one hand, and the holders of Senior Indebtedness, on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities or coupons appertaining thereto is intended to or shall impair, as between the Company and the Holders of the Securities or coupons appertaining thereto, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities or coupons appertaining thereto the principal of (and premium, if any) and interest on the Securities or coupons appertaining thereto as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights against the Company of the Holders of the Securities or coupons appertaining thereto and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Security or coupon from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property or securities of the Company otherwise payable or deliverable to the Trustee or such Holder.

          SECTION 1505.  Trustee to Effectuate Subordination.  Each Holder of a
                         ------------------------------------
Security or coupon by his acceptance thereof, whether upon original issue or upon transfer or assignment, authorizes, and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

          SECTION 1506.  No Waiver of Subordination Provisions.  No right of any
                         --------------------------------------
present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Holders of the Securities, without incurring responsibility to the Holders of the Securities or coupons appertaining thereto and without impairing or releasing the subordination provided in this Article or the obligations of the Holders of the Securities or coupons appertaining thereto to the holders of Senior Indebtedness, do any one or more of the following:

     (i) change the manner, place or terms of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding;

     (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness;

     (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and

     (iv) exercise or refrain from exercising any rights against the Company and any other Person.

          SECTION 1507.  Notice to Trustee.  The Company shall give prompt
                         ------------------
written notice to the Trustee in the form of an Officers' Certificate of any fact known to the Company which would prohibit the making of any payment of money to or by the Trustee in respect of the Securities or coupons appertaining thereto pursuant to the provisions of this Article. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities or coupons appertaining thereto pursuant to the provisions of this Article, unless and until the Trustee shall have received at its Corporate Trust Office written notice thereof from the Company or a holder or holders of Senior Indebtedness or from any trustee therefor at least two Business Days prior to such payment date; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 6.01, shall be entitled in all respects to assume that no such facts exist.

          Subject to the provisions of Section 6.01, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a trustee on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

          SECTION 1508.  Reliance on Certificate of Liquidating Agent.  Upon any
                         ---------------------------------------------
payment or distribution referred to in this Article, the Trustee, subject to the provisions of Section 6.01, and the Holders of the Securities or coupons appertaining thereto shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which a dissolution, winding up or total or partial liquidation or reorganization of the Company is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities or coupons appertaining thereto, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

          SECTION 1509.  Trustee Not Fiduciary for Holders of Senior
                         -------------------------------------------
Indebtedness.  The Trustee shall not be deemed to owe any fiduciary duty to the
-------------
holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of the Securities or coupons appertaining thereto or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

          SECTION 1510.  Rights of Trustee as Holder of Senior Indebtedness.
                         ---------------------------------------------------
The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

          SECTION 1511.  Article Applicable to Paying Agent.  In case at any
                         -----------------------------------
time any Payment Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall otherwise require) be construed as extending to and including such Payment Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that this Section
                                        --------  -------
shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                              NATIONAL SERVICE INDUSTRIES, INC.

                                 by

                                    _____________________________________
                                    Name:
                                    Title:
                                    Officer


                              [                          ],

                                 by

                                    _____________________________________
                                    Name:
                                    Title: